Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of FF Intelligent Mobility Global Holdings Ltd.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of FF Intelligent Mobility Global Holdings Ltd. and its subsidiaries (the “Company”) as of December 31, 2020 and 2019, and the related consolidated statements of operations and comprehensive loss, of convertible preferred stock and stockholders’ deficit, and of cash flows for the years then ended, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations and has cash outflows from operating activities that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 5, 2021

We have served as the Company’s auditor since 2018.

FF Intelligent Mobility Global Holdings Ltd.
Consolidated Balance Sheets
December 31, 2020 and 2019
(in thousands, except share and per share data)

	2020	2019
Assets
Current assets
Cash	$1,124	$2,221
Restricted cash	703	1,133
Deposits	6,412	5,164
Other current assets	6,200	10,515
Total current assets	14,439	19,033
Property and equipment, net	293,933	292,526
Other non-current assets	8,010	3,658
Total assets	$316,382	$315,217
Liabilities, Convertible Preferred Stock and Stockholders’ Deficit
Current liabilities
Accounts payable	$86,601	$68,648
Accrued expenses and other current liabilities	52,382	48,265
Related party accrued interest	78,583	42,352
Accrued interest	39,707	17,459
Related party notes payable	299,403	286,583
Notes payable, current portion	182,151	126,922
Vendor payables in trust	110,224	115,900
Total current liabilities	849,051	706,129
Capital leases, less current portion	36,501	41,162
Other liability, less current portion	1,000	7,475
Deferred rent, less current portion	—	113
Notes payable, less current portion	9,168	—
Total liabilities	895,720	754,879
Commitments and contingencies (Note 11)
Redeemable convertible preferred stock, $0.00001 par value; 470,588,235 shares authorized, issued and outstanding as of December 31, 2020 and 2019; redemption amount of $800,000 as of December 31, 2020 and 2019	724,823	724,823
Class B convertible preferred stock, $0.00001 par value; 600,000,000 shares authorized; 452,941,177 and 600,000,000 shares issued and outstanding as of December 31, 2020 and 2019, respectively; redemption amount of $1,106,988 and $1,466,400 as of December 31, 2020 and 2019, respectively	697,643	924,149
Stockholders’ Deficit
Class A ordinary stock, $0.00001 par value; 400,000,000 shares authorized; 41,234,448 and 40,879,124 shares issued and outstanding as of December 31, 2020 and 2019, respectively	—	—
Class B ordinary stock, $0.00001 par value; 180,000,000 and 100,000,000 shares authorized as of December 31, 2020 and 2019, respectively; 147,058,823 and zero shares issued and outstanding as of December 31, 2020 and 2019, respectively	1	—
Additional paid-in capital	395,308	158,704
Accumulated other comprehensive loss	(5,974)	(3,284)
Accumulated deficit	(2,391,139)	(2,244,054)
Total stockholders’ deficit	(2,001,804)	(2,088,634)
Total liabilities, convertible preferred stock, and stockholders’ deficit	$316,382	$315,217

The accompanying notes are an integral part of these consolidated financial statements.

FF Intelligent Mobility Global Holdings Ltd.
Consolidated Statements of Operations and Comprehensive Loss
Years Ended December 31, 2020 and 2019
(in thousands, except share and per share data)

	2020	2019
Operating expenses
Research and development	$20,186	$28,278
Sales and marketing	3,672	5,297
General and administrative	41,071	71,167
Loss on disposal of asset held for sale	—	12,138
Gain on cancellation of land use rights	—	(11,467)
Loss on disposal of property and equipment	10	4,843
Total operating expenses	64,939	110,256

Loss from operations	(64,939)	(110,256)
Gain on expiration of put option	—	43,239
Change in fair value measurement of related party notes payable and notes payable	(8,948)	(15,183)
Change in fair value measurement of The9 Conditional Obligation	3,872	—
Gain on extinguishment of related party notes payable, notes payable and vendor payables in trust, net	2,107	—
Other expense, net	(5,455)	—
Related party interest expense	(38,995)	(34,074)
Interest expense	(34,724)	(25,918)
Loss before income taxes	(147,082)	(142,192)
Income tax provision	(3)	(3)
Net loss	(147,085)	(142,195)
Less: Net income attributable to noncontrolling interest	—	997
Net loss attributable to FF Intelligent Mobility Global Holdings Ltd.	$(147,085)	$(143,192)

Per share information attributable to FF Intelligent Mobility Global Holdings Ltd.
Net loss per ordinary share – Class A and Class B – basic and diluted	$(2.99)	$(3.52)
Weighted average ordinary shares outstanding – Class A and Class B – basic and diluted	49,261,411	40,706,633

Total comprehensive loss
Net loss	$(147,085)	$(142,195)
Change in foreign currency translation adjustment	(2,690)	(2,533)
Total comprehensive loss	(149,775)	(144,728)
Less: total other comprehensive income attributable to noncontrolling interest	—	997
Total other comprehensive loss attributable to FF Intelligent Mobility Global Holdings Ltd.	$(149,775)	$(145,725)

The accompanying notes are an integral part of these consolidated financial statements.

FF Intelligent Mobility Global Holdings Ltd.
Statements of Convertible Preferred Stock and Stockholders’ Deficit
Years Ended December 31, 2020 and 2019

(in thousands, except share data)	Convertible Preferred Stock				Ordinary Stock				Additional Paid-in Capital	Accumulated Other Comprehensive Loss	Accumulated Deficit	Stockholder’s Deficit	Noncontrolling interest	Total
	Redeemable Preference		Class B		Class A		Class B
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Balance as of December 31, 2018	470,588,235	$724,823	600,000,000	$924,149	40,485,155	$—	—	$—	$140,881	$(751)	$(2,100,862)	$(1,960,732)	$4,556	$(1,956,176)
Stock-based compensation	—	—	—	—	—	—	—	—	4,610	—	—	4,610	—	4,610
Contributions from Redeemable Preference Stockholder	—	—	—	—	—	—	—	—	7,598	—	—	7,598	—	7,598
Exercise of stock options	—	—	—	—	393,969	—	—	—	62	—	—	62	—	62
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	(2,533)	—	(2,533)	—	(2,533)
Net (loss) income	—	—	—	—	—	—	—	—	—	—	(143,192)	(143,192)	997	(142,195)
Distribution to noncontrolling interest	—	—	—	—	—	—	—	—	8,602	—	—	8,602	(8,602)	—
Extinguishment of noncontrolling interest	—	—	—	—	—	—	—	—	(3,049)	—	—	(3,049)	3,049	—
Balance as of December 31, 2019	470,588,235	$724,823	600,000,000	$924,149	40,879,124	$—	—	$—	$158,704	$(3,284)	$(2,244,054)	$(2,088,634)	$—	$(2,088,634)
Stock-based compensation	—	—	—	—	—	—	—	—	9,505	—	—	9,505	—	9,505
Conversion of Class B convertible preferred stock for Class B ordinary stock	—	—	(147,058,823)	(226,506)	—	—	147,058,823	1	226,505	—	—	226,506	—	226,506
Exercise of stock options	—	—	—	—	383,994	—	—	—	115	—	—	115	—	115
Issuance of warrants									490			490		490
Purchase of ordinary stock	—	—	—	—	(28,670)	—	—	—	(11)	—	—	(11)	—	(11)
Foreign currency translation adjustment	—	—	—	—	—	—	—	—	—	(2,690)	—	(2,690)	—	(2,690)
Net loss	—	—	—	—	—	—	—	—	—	—	(147,085)	(147,085)	—	(147,085)
Balance as of December 31, 2020	470,588,235	$724,823	452,941,177	$697,643	41,234,448	$—	147,058,823	$1	$395,308	$(5,974)	$(2,391,139)	$(2,001,804)	$—	$(2,001,804)

The accompanying notes are an integral part of these consolidated financial statements.

FF Intelligent Mobility Global Holdings Ltd.
Consolidated Statements of Cash Flows
Years Ended December 31, 2020 and 2019

(in thousands)	2020	2019
Cash flows from operating activities
Net loss	$(147,085)	$(142,195)
Adjustments to reconcile net loss including noncontrolling interest to net cash used in operating activities
Depreciation and amortization expense	3,517	5,188
Stock-based compensation	9,505	4,610
Gain on expiration of put option	—	(43,239)
Gain on cancellation of land use rights	—	(11,467)
Loss on disposal of asset held for sale	—	12,138
Loss on disposal of property and equipment	10	4,843
Loss (gain) on foreign exchange	4,108	(11)
Non-cash interest expense	66,020	50,807
Change in fair value measurement of related party notes payable and notes payable	8,948	15,183
Change in fair value measurement of The9 Conditional Obligation	(3,872)	—
Amortization of related party notes payable and notes payable issuance costs	—	834
Gain on extinguishment of related party notes payable, notes payable and vendor payables in trust, net	(2,107)	—
Changes in operating assets and liabilities
Other current assets	(1,236)	9,143
Other non-current assets	(1,986)	(600)
Transfer of payables to vendor trust	(174)	(115,900)
Accounts payable	11,500	48,229
Accrued expenses and other current liabilities	11,974	(25,156)
Deferred rent	(287)	(2,202)
Net cash used in operating activities	$(41,165)	$(189,795)
Cash flows from investing activities
Proceeds from sale of land	—	16,900
Payments for equipment	(607)	(2,256)
Proceeds from cancellation of land use rights	—	15,902
Issuance of notes receivable	—	(4,260)
Proceeds from payments on notes receivable	3,600	620
Net cash provided by investing activities	$2,993	$26,906
Cash flows from financing activities
Contributions of capital from Redeemable Preferred Stockholder	—	1,383
Proceeds from related party notes payable	10,256	30,622
Proceeds from notes payable	40,895	55,272
Payments of related party notes payable	(1,969)	(1,500)
Payments of notes payable	(1,652)	(58,623)
Proceeds from the issuance of The9 Conditional Obligation	—	5,000
Transfer of payables to vendor trust	174	115,900
Payments of payables in vendor trust	(4,500)	—
Proceeds from failed sale-leaseback	—	29,000
Payments of capital lease obligations	(1,926)	(1,435)
Distribution to acquire noncontrolling interest	—	(8,602)
Proceeds from exercise of stock options	115	62
Payments of notes payable issuance costs	(4,562)	(4,462)
Net cash provided by financing activities	$36,831	$162,617
Effect of exchange rate changes on cash and restricted cash	(186)	(3,906)
Net decrease in cash and restricted cash	$(1,527)	$(4,178)
Cash and restricted cash, beginning of period	3,354	7,532
Cash and restricted cash, end of period	$1,827	$3,354

FF Intelligent Mobility Global Holdings Ltd.
Consolidated Statements of Cash Flows — (Continued)
Years Ended December 31, 2020 and 2019

The following table provides a reconciliation of cash and restricted cash reported within the consolidated balance sheets that aggregate to the total of the same such amounts shown in the consolidated statements of cash flows:

	2020	2019
Cash	$2,221	$5,664
Restricted cash	1,133	1,868
Total cash and restricted cash beginning of period	$3,354	$7,532

Cash	1,124	$2,221
Restricted cash	703	1,133
Total cash and restricted cash	$1,827	$3,354

Supplemental disclosure of noncash investing and financing activities
Property and equipment recorded in accounts payable and accrued expenses	$3,817	$10,027
Forgiveness of related party debt	—	6,215
Conversion of customer deposit to notes payable	11,635	—
Extinguishment of noncontrolling interest	—	3,049
Purchase of common stock	11	—

Supplemental disclosure of cash flow information
Cash paid for interest	$3,137	$3,670

The accompanying notes are an integral part of these consolidated financial statements.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

1.     Nature of Business and Organization

Nature of Business and Organization

FF Intelligent Mobility Global Holdings Ltd. (the “Company”) is an exempted company formed under the laws of the Cayman Islands founded in 2014. Headquartered in Los Angeles, California, the Company designs and engineers next-generation smart electric connected vehicles. The Company expects to manufacture vehicles at the Company’s production facility in Hanford, California and has additional engineering, sales, and operations capabilities in China. The Company has created innovations in technology, products, and a user centered business model that are being incorporated into its planned electric vehicle platform.

The Company changed its name from Smart King Ltd. to FF Intelligent Mobility Global Holdings Ltd. on February 14, 2020.

The Company’s operations are conducted through its wholly-owned subsidiaries FF Inc. and FF Hong Kong Holding Ltd.

2.     Liquidity and Capital Resources and Going Concern

The Company has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the consolidated financial statements are issued.

Since inception, the Company has incurred cumulative losses from operations, negative cash flows from operating activities and has an accumulated deficit of $2,391,139 as of December 31, 2020. As of the date of this report, there were $19,196 in related party notes payable and notes payable in default. The Company has funded its operations and capital needs primarily through the net proceeds received from capital contributions, the issuance of related party notes payable and notes payable (Notes 8 and 9) and the sale of preferred and ordinary stock (Note 12). The vast majority of related party notes payable and notes payable and equity have been funded by entities controlled or previously controlled by the Company’s founder and former CEO. Since its formation, the Company has devoted substantial effort and capital resources to strategic planning, engineering, design and development of its planned electric vehicle platform, development of initial electric vehicle models, and capital raising. The achievement of the Company’s operating plans and maintenance of an adequate level of liquidity are subject to various risks associated with the ability to continue to successfully close additional sources of funding, and/or refinance existing related party notes payable and notes payable arrangements. The Company’s forecasts and projections of working capital reflect significant judgment and estimates for which there are inherent risks and uncertainties. Management’s plans include the continued development of its electric vehicle platform and bringing electric vehicle models to market. The Company expects to continue to generate significant operating losses for the foreseeable future. The plans are dependent on the Company being able to continue to raise significant amounts of capital through the issuance of additional notes payable and equity securities.

There can be no assurance that the Company will be successful in achieving its strategic plans, that the Company’s future capital raises will be sufficient to support its ongoing operations, or that any additional financing will be available in a timely manner or on acceptable terms, if at all. If the Company is unable to raise sufficient financing or events or circumstances occur such that the Company does not meet its strategic plans, the Company will be required to reduce certain discretionary spending, alter or scale back vehicle development programs, be unable to develop new or enhanced production methods, or be unable to fund capital expenditures, which would have a material adverse effect on the Company’s financial position, results of operations, cash flows, and ability to achieve its intended business objectives. Based on its recurring losses from operations since inception, expectation of continued operating losses for the foreseeable future, and the need to raise additional capital to finance its future operations, as of April 5, 2021, the date the consolidated financial statements for the year ended December 31, 2020, were available to be issued, the Company has concluded that there is substantial doubt about its ability to continue as a going concern for a period of one year from the date that these consolidated financial statements are issued.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

2.     Liquidity and Capital Resources and Going Concern (cont.)

The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Accordingly, the consolidated financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.

COVID-19 Pandemic

The World Health Organization declared a global emergency on March 11, 2020 with respect to the outbreak of a novel strain of coronavirus, or COVID-19 pandemic. There are many uncertainties regarding the current global COVID-19 pandemic, and the Company is closely monitoring the impact of the pandemic on all aspects of its business, including the impact on its employees, suppliers, vendors, and business partners.

The pandemic has resulted in government authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, stay-at-home or shelter-in-place orders, and business shutdowns. For example, the Company’s employees based in California have been subject to stay-at-home orders from state and local governments. These measures may adversely impact the Company’s employees and operations and the operations of suppliers and business partners and could negatively impact the construction schedule of the Company’s manufacturing facility and the production schedule of the FF 91 vehicle. In addition, various aspects of the Company’s business and manufacturing facility cannot be conducted remotely. These measures by government authorities may remain in place for a significant period of time and could adversely affect the Company’s construction and manufacturing plans, sales and marketing activities, and business operations.

The evolution of the virus is unpredictable. A COVID-19 vaccine is being administered, however, the speed and extent of vaccination is unpredictable and any resurgence may slow down the Company’s ability to ramp-up its production program to satisfy investors and potential customers. Any delay to production will delay the Company’s ability to launch the FF 91 vehicle and begin generating revenue. The COVID-19 pandemic could limit the ability of suppliers and business partners to perform, including third party suppliers’ ability to provide components and materials used in the FF 91 vehicle. The Company may also experience an increase in the cost of raw materials. At the time of this report, the Company does not anticipate any material impairments as a result of COVID-19, however, the Company will continue to evaluate the impacts of COVID-19 on an ongoing basis. As such, it is uncertain as to the full magnitude that the pandemic will have on the Company’s financial condition, liquidity, and future results of operations.

3.     Summary of Significant Accounting Policies

Principles of Consolidation and Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The consolidated financial statements include the accounts of the Company, its wholly-owned subsidiaries, LeSEE Automotive (Beijing) Co. Ltd. (“LeSEE”), formerly a variable interest entity (“VIE”), and now a wholly-owned subsidiary and The9 joint venture for which the Company is the primary beneficiary.

In accordance with the provisions of Accounting Standards Codification (“ASC”) 810, Consolidation, the Company consolidates any VIE of which the Company is the primary beneficiary. The typical condition for a controlling financial interest ownership is holding a majority of the voting interests of an entity; however, a controlling financial interest may also exist in entities, such as VIEs, through arrangements that do not involve controlling voting interests. ASC 810 requires a variable interest holder to consolidate a VIE if that party has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance and the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. The Company does not consolidate a VIE in which it has a majority ownership interest when it is not considered the primary beneficiary. The Company evaluates its relationships with its VIEs on an ongoing basis to ensure that the Company continues to be the primary beneficiary.

All intercompany transactions and balances have been eliminated upon consolidation.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

Variable Interest Entity and Joint Venture

In November 2017, as part of a broader corporate reorganization, and to facilitate third-party investment, the Company incorporated its top-level holding company, Smart King, Ltd., in the Cayman Islands to enable effective control over the Company’s Chinese operating entity, FF Hong Kong Holding Ltd., and its subsidiaries without direct equity ownership. The Company entered into a series of contractual arrangements (“VIE contractual arrangements”) with LeSEE and LeSEE Zhile Technology Co., Ltd. (“LeSEE Zhile”), a related party of the Company, to enable the Company to exercise effective control over LeSEE and its subsidiaries, to receive substantially all of the economic benefits of such entities, and to have an exclusive option to purchase all or part of the equity interests in LeSEE.

LeSEE, an entity for which the Company was the primary beneficiary, is in the early stages of developing and producing electric vehicles for the Chinese market. LeSEE consolidates an 80% owned subsidiary, LeSEE Automotive (Zhejiang) Co., Ltd. (“LeSEE Zhejiang”), resulting in a 20% noncontrolling interest. LeSEE Zhejiang held the land use rights in the city of Moganshan. See Note 6 Property and Equipment, Net.

On November 18, 2019, once the land use rights were cancelled and reverted to the government of Zhejiang, the Company purchased the 20% noncontrolling interest from the noncontrolling interest holder for $8,602 and the difference between the consideration paid and the related carrying value of the noncontrolling interest acquired of $3,049 was recorded in additional-paid-in-capital upon extinguishment of the noncontrolling interest. The carrying value of LeSEE’s assets and liabilities, after elimination of any intercompany transactions and balances, in the consolidated balance sheet as of December 31, 2019 are as follows:

2019
Cash	$843
Restricted cash	493
Deposits	118
Other current assets	2,001
Property and equipment, net	2,713
Other non-current assets	23
Accounts payable	3,996
Accrued expenses and other current liabilities	16,504
Accrued interest	1,554
Related party notes payable	8,601
Notes payable	7,758

On August 5, 2020, an equity transfer agreement (the “Equity Transfer Agreement”) was entered into between the Company and LeSEE Zhile, pursuant to which, LeSEE Zhile transferred 48% equity of LeSEE to the Company for no consideration. After the transfer, LeSEE Zhile owns 1% of LeSEE and the Company owns 99% of LeSEE, making LeSEE a majority-owned subsidiary of the Company and no longer a VIE since LeSEE is consolidated through majority voting and equity interests.

On March 24, 2019, the Company entered into a Joint Venture Agreement (“JVA”) with The9 Limited (“The9”). Pursuant to the JVA, the Company and The9 agreed to establish an equity joint venture in Hong Kong, which would in turn establish a wholly-owned subsidiary in China, intended to engage in the business of manufacturing, marketing, selling and distributing the planned Faraday Future Icon V9 model electric vehicle in China. The Company and The9 would each be 50% owners of the joint venture. The9 made a $5,000 non-refundable initial deposit (“The9 Conditional Obligation”) to the Company to participate in the joint venture. The9 has the right to convert the initial deposit into various classes of stock in the Company. For accounting purposes, the deposit is a financial instrument that embodies a conditional obligation that the issuer may settle by issuing a variable number of shares. The conditional obligation is measured at fair value and remeasured at each reporting period and represents

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

a Level 3 financial instrument under the fair value hierarchy. See Note 4 Fair Value of Financial Instruments. The fair value of the conditional obligation was $1,128 and $5,000 as of December 31, 2020 and 2019, respectively, and was recorded in current liabilities on the consolidated balance sheets. Neither the Company nor The9 have made contributions to the joint venture as of December 31, 2020. The joint venture has yet to commence business activities, and on November 22, 2020, the parties entered into an agreement to convert the initial deposit into Class B Ordinary Stock in the Company. The initial deposit was converted on February 23, 2021.

In September 2020, the Company entered into a non-binding memorandum of understanding with a tier-1 city in China, affiliated entities of which are subscribers in the Private Placement, pursuant to which the Company established a joint venture company (the “JV”) in China. This joint venture is managed and controlled by the Company. The strategic partnership is subject to the condition that the Company will receive capital of no less than $500,000 through the closing of the Merger Agreement (defined below) and related transactions and agreement by the parties by binding definitive agreement. In December 2020, the JV was established as an entity wholly-owned by the Company, which will primarily engage in the activities contemplated in the memorandum of understanding. There has been no activity related to or contributions of assets into the JV by either party during the year ended December 31, 2020.

Foreign Currency

The Company determines the functional and reporting currency of each of its international subsidiaries based on the primary currency in which they operate. The functional currency of the Company’s foreign subsidiaries in China is their local currency, Chinese yuan. For foreign subsidiaries where the functional currency is their local currency, assets and liabilities are translated into U.S. dollars at exchange rates in effect at the balance sheet date, stockholders’ deficit is translated at the applicable historical exchange rate, and expenses are translated using the average exchange rates during the period. The effect of exchange rate changes resulting from the translation of the foreign subsidiary financial statements is accounted for as a component of accumulated other comprehensive loss on the consolidated balance sheets.

Use of Estimates

The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent liabilities, and the reported amounts of expenses during the reporting period. The Company bases these estimates on historical results and various other assumptions believed to be reasonable, all of which form the basis for making estimates concerning the carrying values of assets and liabilities that are not readily available from other sources.

On an ongoing basis, management evaluates its estimates, including those related to the: (i) realization of tax assets and estimates of tax liabilities; (ii) valuation of equity securities; (iii) recognition and disclosure of contingent liabilities, including litigation reserves; (iv) fair value of related party notes payable and notes payable and (v) estimated useful lives of long-lived assets. These estimates are based on historical data and experience, as well as various other factors that management believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Such estimates often require the selection of appropriate valuation methodologies and models and may involve significant judgment in evaluating ranges of assumptions and financial inputs. Actual results may differ from those estimates under different assumptions, financial inputs, or circumstances. Given the global economic climate and unpredictable nature and unknown duration of the COVID-19 pandemic, estimates are subject to additional volatility.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

Revisions

In connection with the preparation of the Company’s 2020 year-end consolidated financial statements, errors primarily related to the extinguishment of a noncontrolling interest of $8,602, a misclassification related to the payables in the Vendor Trust of $10,737, and a misclassification of cash flows related to accounts payable and accrued expenses and other current liabilities of $8,877 within operating cash flows were identified. The errors resulted in an increase to the distribution to noncontrolling interest of $8,602 and extinguishment of noncontrolling interest of $3,049, resulting in a net impact to additional paid-in capital and an increase to vendor payables in trust and decrease to accounts payable of $10,737. The Company has concluded that such errors were not material to the previously issued financial statements. However, the consolidated balance sheet as of December 31, 2019 and the consolidated statements of operations and comprehensive loss, of convertible preferred stock and stockholders’ deficit, and of cash flows for the year ended December 31, 2019 have been revised from previously reported amounts to correct for these errors. These revisions resulted in the following changes to previously reported amounts as of and for the year ended December 31, 2019:

	As Previously Reported	Adjustments	As Revised
Consolidated Balance Sheet
Accounts payable	$79,385	$(10,737)	$68,648
Vendor payables in trust	105,163	10,737	115,900
Additional paid-in capital	153,151	5,553	158,704
Accumulated deficit	(2,235,452)	(8,602)	(2,244,054)
Noncontrolling interest	(3,049)	3,049	—
Total stockholders’ deficit	(2,085,585)	(3,049)	(2,088,634)
Consolidated Statement of Convertible Preferred Stock and Stockholders’ Deficit
Additional paid-in capital	$153,151	$5,553	$158,704
Accumulated deficit	(2,235,452)	(8,602)	(2,244,054)
Noncontrolling interest	(3,049)	3,049	—
Total stockholders’ deficit	(2,085,585)	(3,049)	(2,088,634)
Consolidated Statement of Operations and Comprehensive Loss
Net (loss) income attributable to noncontrolling interest	$(7,605)	$8,602	$997
Net loss attributable to FF Intelligent Mobility Global Holdings Ltd.	(134,590)	(8,602)	(143,192)
Per share information attributable to FF Intelligent Mobility Global Holdings Ltd. – Net loss per ordinary share basic and diluted	(3.31)	(0.21)	(3.52)
Total other comprehensive (loss) income attributable to noncontrolling interest	(7,605)	8,602	997
Total other comprehensive loss attributable to FF Intelligent Mobility Global Holdings Ltd.	(137,123)	(8,602)	(145,725)
Consolidated Statement of Cash Flows
Transfer of payables to Vendor Trust	$(105,163)	$(10,737)	$(115,900)
Accounts payable	42,031	6,198	48,229
Accrued expenses and other current liabilities.	(24,881)	(275)	(25,156)
Cash flows used in operating activities	(184,981)	(4,814)	(189,795)
Payments for equipment	(4,935)	2,679	(2,256)
Cash flows provided by investing activities	24,227	2,679	26,906
Distribution to acquire noncontrolling interest	—	(8,602)	(8,602)
Transfer of payables to Vendor Trust	105,163	10,737	115,900
Cash flows provided by financing activities	160,482	2,135	162,617
Supplemental disclosure of noncash investing and financing activities
Extinguishment of noncontrolling interest	—	3,049	3,049

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

Cash and restricted cash

Cash consists of cash on deposit with financial institutions. Restricted cash consists of cash held in escrow related to rent and vendor payments.

Fair Value Measurements

The Company applies the provisions of ASC 820, Fair Value Measurement, which defines a single authoritative definition of fair value, sets out a framework for measuring fair value and expands on required disclosures about fair value measurements. The provisions of ASC 820 relate to financial assets and liabilities as well as other assets and liabilities carried at fair value on a recurring and nonrecurring basis. The standard clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, the standard establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1

Valuations for assets and liabilities traded in active exchange markets, or interest in open-end mutual funds that allow a company to sell its ownership interest back at net asset value on a daily basis. Valuations are obtained from readily available pricing sources for market transactions involving identical assets, liabilities or funds.

Level 2

Valuations for assets and liabilities traded in less active dealer, or broker markets, such as quoted prices for similar assets or liabilities or quoted prices in markets that are not active. Level 2 instruments typically include U.S. government and agency debt securities, and corporate obligations. Valuations are usually obtained through market data of the investment itself as well as market transactions involving comparable assets, liabilities or funds.

Level 3

Valuations for assets and liabilities that are derived from other valuation methodologies, such as option pricing models, discounted cash flow models and similar techniques, and not based on market exchange, dealer, or broker-traded transactions. Level 3 valuations incorporate certain assumptions and projections in determining the fair value assigned to such assets or liabilities.

ASC 825-10, Financial Instruments, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (“fair value option”). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company has elected to apply the fair value option to certain related party notes payable and notes payable with conversion features as discussed in Note 4 Fair Value of Financial Instruments.

Concentration of Credit Risk

Financial instruments, which subject the Company to concentrations of credit risk, consist primarily of cash, restricted cash, notes receivable and deposits. Substantially all of the Company’s cash and restricted cash is held at financial institutions located in the United States of America and in the People’s Republic of China. The Company maintains its cash and restricted cash with major financial institutions. At times, cash and restricted cash account balances with any one financial institution may exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits ($250 per depositor per institution) and China Deposit Insurance Regulations limits (RMB 500 per depositor per institution). Management believes the financial institutions that hold the Company’s cash and restricted cash are financially sound and, accordingly, minimal credit risk exists with respect to cash and restricted cash. Cash and restricted cash held by the Company’s non-U.S. subsidiaries and LeSEE is subject to foreign currency fluctuations against the U.S. dollar. If, however, the U.S. dollar is devalued significantly against the Chinese yuan, the Company’s cost to develop its business in China could exceed original estimates.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

The Company has notes receivable of $40 and $3,640 and deposits of $6,412 and $5,164 as of December 31, 2020 and 2019, respectively.

Property and Equipment, Net

Property and equipment are stated at cost less accumulated depreciation and amortization. Expenditures for major renewals and betterments are capitalized, while minor replacements, maintenance and repairs, which do not extend the asset lives, are charged to operations as incurred. Upon sale or disposition, the cost and related accumulated depreciation or amortization is removed from the accounts, and any gain or loss is included in the consolidated statements of operations and comprehensive loss.

Depreciation and amortization on property and equipment is calculated using the straight-line method over the estimated useful lives of the assets as follows:

Useful Life (in years)
Buildings	39
Building improvements	15
Computer hardware	5
Machinery and equipment	5
Vehicles	5
Computer software	3
Leasehold improvements	Shorter of 15 years or term of the lease

Construction in progress (“CIP”) consists of the construction of manufacturing facilities and tooling and equipment built to serve the manufacturing of pre-production and production vehicles. These assets are capitalized and depreciated once put in service. The amounts capitalized in CIP that are held at vendor sites relate to the completed portion of work-in-progress relating to the manufacturing of the tooling and equipment which generally represent longer term construction projects tailored specifically to the Company’s needs. The Company may incur storage fees or interest fees related to CIP which are expensed as incurred. Construction in progress is presented within property and equipment on the consolidated balance sheets.

Impairment of Long-Lived Assets

The Company reviews its long-lived assets, consisting primarily of property and equipment for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company performs impairment testing at the asset group level that represents the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. Recoverability of these assets is determined by comparing the forecasted undiscounted cash flows attributable to such assets including any cash flows upon their eventual disposition to their carrying value. If the carrying value of the assets exceeds the forecasted undiscounted cash flows, then the assets are written down to their fair value. Assets classified as held for sale are also assessed for impairment and such amounts are determined at the lower of the carrying amount or fair value, less costs to sell the asset. No impairment charges were recorded during the years ended December 31, 2020 and 2019.

Accumulated Other Comprehensive Loss

Accumulated other comprehensive loss encompasses all changes in equity other than those arising from transactions with stockholders. Elements of the Company’s accumulated other comprehensive loss are reported in the accompanying consolidated statements of convertible preferred stock and stockholders’ deficit and consists of equity-related foreign currency translation adjustments, which are presented in the accompanying consolidated statements of operations and comprehensive loss.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

Research and Development

Research and development (“R&D”) costs are expensed as incurred and are primarily comprised of personnel-related costs (including salaries, bonuses, benefits, and stock-based compensation) for employees focused on R&D activities, other related costs, and depreciation. The Company’s R&D efforts are focused on design and development of the Company’s electric vehicles and continuing to prepare the Company’s prototype electric vehicle to achieve industry standards. Advanced payments for future R&D activities have been classified as deposits on the consolidated balance sheets.

Sales and Marketing

Sales and marketing expenses consist primarily of personnel-related costs (including salaries, bonuses, benefits, and stock-based compensation) for employees focused on sales and marketing, and direct costs associated with sales and marketing activities. Marketing activities include expenses to introduce the brand and the electric vehicle prototype to the market. The Company expenses its advertising costs as incurred. Advertising costs were immaterial for the years ended December 31, 2020 and 2019.

Stock-Based Compensation

The Company’s stock-based compensation awards consist of options granted to employees, directors and non-employees for the purchase of ordinary stock, restricted stock, unrestricted stock and restricted stock units. The Company recognizes stock-based compensation expense in accordance with the provisions of ASC 718, Compensation — Stock Compensation (“ASC 718”). ASC 718 requires the measurement and recognition of compensation expense for all stock-based compensation awards based on the grant date fair values of the awards.

The Company estimates the fair value of stock options using the Black-Scholes option-pricing model. The value of the award is recognized as expense over the requisite service period on a straight-line basis.

Determining the grant date fair value of the awards using the Black-Scholes option-pricing model requires management to make assumptions and judgments, including, but not limited to the following:

Expected term — The estimate of the expected term of awards was determined in accordance with the simplified method, which estimates the term based on an averaging of the vesting period and contractual term of the option grant for employee awards and the contractual term of the stock option award agreement for non-employees.

Expected volatility — Since the Company is a private entity without sufficient historical data on the volatility of its ordinary stock, the expected volatility is based on the volatility of similar entities (referred to as “guideline companies”) for a period consistent with the expected term of the award. In evaluating similarity, the Company considered factors such as industry, stage of life cycle, and size.

Risk-free interest rate — The risk-free interest rate used to value awards is based on the United States Treasury yield in effect at the time of grant for a period consistent with the expected term of the award.

Dividend yield — The Company has never declared or paid any cash dividends and does not presently plan to pay cash dividends in the foreseeable future.

Forfeiture rate — The Company estimates a forfeiture rate to calculate its stock-based compensation expense for its stock-based awards. The forfeiture rate is based on an analysis of actual forfeitures. The Company will continue to evaluate the appropriateness of the forfeiture rate based on actual forfeiture experience, analysis of employee turnover, and other factors. Changes in the estimated forfeiture rate can have a significant impact on the Company’s stock-based compensation expense as the cumulative effect of adjusting the rate is recognized in the period the estimated forfeiture rate is changed.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

Fair value of ordinary stock — Because there is no public market for the Company’s ordinary stock, the Company’s Board of Directors has determined the fair value of the Company’s ordinary stock at the time of the grant of stock options by considering a number of objective and subjective factors. The fair value of the underlying ordinary stock will be determined by the Company’s Board of Directors until such time as the Company’s ordinary stock commences trading on an established stock exchange or national market system. The fair value has been determined in accordance with applicable elements of the practice aid issued by the American Institute of Certified Public Accountants titled Valuation of Privately Held Company Equity Securities Issued as Compensation. The Company’s Board of Directors grant stock options with exercise prices equal to the fair value of the Company’s ordinary stock on the date of grant.

Income Taxes

The Company accounts for its income taxes using the asset and liability method whereby deferred tax assets and liabilities are determined based on temporary differences between the basis used for financial reporting and income tax reporting purposes. Deferred income taxes are provided based on the enacted tax rates in effect at the time such temporary differences are expected to reverse. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize those tax assets through future operations. The carrying value of deferred tax assets reflects an amount that is more likely than not to be realized.

The Company utilizes the guidance in ASC 740-10, Income Taxes, to account for uncertain tax positions. ASC 740-10 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the positions will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more likely than not of being realized and effectively settled. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments and may not accurately forecast actual outcomes.

The Company recognizes interest and penalties on unrecognized tax benefits as a component of income tax expense. There were no interest or penalties for the years ended December 31, 2020 and 2019.

Net Loss Per Share Attributable to Ordinary Stockholders

The Company has two classes of participating securities (Redeemable Preference Stock and Class B Preferred Stock) issued and outstanding as of December 31, 2020 and 2019. Losses are not attributed to the participating security as the Redeemable Preference Stock and Class B Convertible Preferred stockholders are not contractually obligated to share in the Company’s losses. The Redeemable Preference Stock participation rights are contingent in the event the Redeemable Preference Stock consents to a dividend distribution, which no consent has been provided through December 31, 2020. The Class B Preferred Stock participation rights are contingent on the redemption of the Redeemable Preference Stock, which has not been satisfied as of December 31, 2020.

Basic net loss attributable to ordinary stockholders per share is calculated by dividing net loss attributable to ordinary stockholders by the weighted-average number of ordinary shares outstanding.

Diluted net loss per share attributable to ordinary stockholders adjusts the basic net loss per share attributable to ordinary stockholders and the weighted-average number of shares of ordinary stock outstanding for the potentially dilutive impact of stock options, using the treasury stock method.

The net loss per ordinary stock was the same for the Class A and Class B ordinary shares because they are entitled to the same liquidation and dividend rights and are therefore combined on the consolidated statements of operations and comprehensive loss.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

Because the Company reported net losses for all periods presented, all potentially dilutive ordinary stock equivalents are antidilutive for those periods and have been excluded from the calculation of net loss per share.

The following table presents the number of anti-dilutive shares excluded from the calculation of diluted net loss per share as of December 31:

	2020	2019
Stock-based compensation awards – employees	215,769,994	151,330,989
Stock-based compensation awards – non-employees	45,932,116	7,485,000
Class A Ordinary Stock – warrant	1,930,147	—
Redeemable Preference Stock	470,588,235	470,588,235
Class B Convertible Preferred Stock	452,941,177	600,000,000
Total	1,187,161,669	1,229,404,224

During 2020, the Company identified an immaterial error in the anti-dilutive shares excluded from the calculation of diluted net loss per share as of December 31, 2019 and adjusted the prior year amounts for such error. This correction did not impact the current and previously reported consolidated balance sheet, consolidated statement of operations and comprehensive loss, statement of convertible preferred stock and stockholders’ deficit, and consolidated statement of cash flows.

Segments

Operating segments are defined as components of an entity for which separate financial information is available and that is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in deciding how to allocate resources to an individual segment and in assessing performance. The Company’s CODM is its Chief Executive Officer. The Company has determined that it operates in one operating segment and one reportable segment, as the CODM reviews financial information presented on a consolidated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance. Substantially all of the Company’s consolidated operating activities, including its long-lived assets, are located within the United States of America. Given the Company’s pre-revenue operating stage, it currently has no concentration exposure to products, services or customers.

Recently Adopted Accounting Pronouncements

In July 2017, the FASB issued ASU No. 2017-11, Earning Per Share (Topic 260), Distinguishing Liabilities from Equity (Topic 480), Derivatives and Hedging (Topic 815): (I) Accounting for Certain Financial Instrument with Down Round Features, (II) Replacement of the Indefinite Deferral for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests with a Scope Exception (“ASU 2017-11”). The amendments in Part I change the classification analysis of certain equity-linked financial instruments (or embedded features) with down round features. When determining whether certain financial instruments should be classified as liabilities or equity instruments, a down round feature no longer precludes equity classification when assessing whether the instrument is indexed to an entity’s own stock. The amendments also clarify existing disclosure requirements for equity-classified instruments. The amendments in Part II recharacterize the indefinite deferral of certain Topic 480, Distinguishing Liabilities from Equity, provisions that now are presented as pending content in the Codification to a scope exception. Those amendments do not have an accounting effect. The amendments in Part I are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company adopted ASU 2017-11 on January 1, 2020. The Company has evaluated the effect that ASU 2017-11 had on the Company’s consolidated financial statements and has determined that the adoption did not have a material impact.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) (“ASU 2018-13”), which modifies, removes and adds certain disclosure requirements on fair value measurements based on the FASB Concepts Statement, Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements. The ASU is

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

3.     Summary of Significant Accounting Policies (cont.)

effective for all entities for fiscal years beginning after December 15, 2019. The amendments on changes in unrealized gains and losses, the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements and the narrative description of measurement uncertainty should be applied prospectively for only the most recent annual period presented in the initial fiscal year of adoption. All other amendments should be applied retrospectively to all periods presented upon their effective date. The Company adopted ASU 2018-13 on January 1, 2020. The standard did not have a material impact on the Company’s disclosures.

Recently Issued Accounting Pronouncements Not Yet Adopted

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”), which outlines a comprehensive lease accounting model that supersedes the current lease guidance. The new guidance requires lessees to recognize lease liabilities and corresponding right-of-use assets for all leases with lease terms of greater than 12 months. It also changes the definition of a lease and expands the disclosure requirements of lease arrangements. In July 2018, the FASB issued ASU 2018-11, which provides the option of an additional transition method that allows entities to initially apply the new lease guidance at the adoption date and recognize a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. In June 2020, the FASB issued ASU No 2020-05 that delayed the effective date of Topic 842 to fiscal years beginning after December 15, 2021 for private companies. The Company is expected to be an emerging growth company and will delay adopting Topic 842 until such time the standard applies to private companies. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-15, Intangibles — Goodwill and Other — Internal-Use Software (Subtopic 350-40) (“ASU 2018-15”), which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). The amendments in this update are effective for fiscal periods beginning after December 15, 2020. Early adoption is permitted. The Company evaluated the effect ASU 2018-15 would have on the Company’s consolidated financial statements and determined that the adoption will not have a material impact.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”). This amendment was issued to simplify the accounting for income taxes by removing certain exceptions for recognizing deferred taxes, performing intraperiod allocation, and calculating income taxes in interim periods. Further, ASU 2019-12 adds guidance to reduce complexity in certain areas, including recognizing deferred taxes for tax basis goodwill and allocating taxes to members of a consolidated group. ASU 2019-12 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2020. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.

In August 2020, the FASB issued ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity (“ASU 2020-06”). The ASU simplifies the accounting for convertible instruments by removing certain separation models in ASC 470- 20, Debt — Debt with Conversion and Other Options, for convertible instruments. The ASU updates the guidance on certain embedded conversion features that are not required to be accounted for as derivatives under Topic 815, Derivatives and Hedging, or that do not result in substantial premiums accounted for as paid-in capital, such that those features are no longer required to be separated from the host contract. The convertible debt instruments will be accounted for as a single liability measured at amortized cost. Further, the ASU made amendments to the earnings per share guidance in Topic 260 for convertible instruments, the most significant impact of which is requiring the use of the if-converted method for diluted EPS calculation, and no longer allowing the net share settlement method. The ASU also made revisions to Topic 815-40, which provides guidance on how an entity must determine whether a contract qualifies for a scope exception from derivative accounting. The amendments to Topic 815-40 change the scope of contracts that are recognized as assets or liabilities. ASU 2020-06 is effective for interim and annual periods beginning after December 15, 2023, with early adoption permitted. Adoption of the ASU can either be on a modified retrospective or full retrospective basis. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

4.     Fair Value of Financial Instruments

Related Party Notes Payable and Notes Payable at Fair Value

The Company entered into a Term Loan Agreement (“TLA”) with BL Mobility Fundco, LLC as the lender, and Birch Lake Fund Management, LP as the agent and collateral agent and a Note Purchase Agreement (“NPA”) with certain lenders identified therein, U.S. Bank National Association, as the notes agent, and Birch Lake Fund Management, LP as the collateral agent both dated as of April 29, 2019. See (7) of Note 9 Notes Payable. Additionally, the Company entered into a Senior Convertible Promissory Note with a third-party lender, FF Ventures SPV IX LLC, on September 9, 2020 and a Secured Promissory Note with BL FF Fundco, LLC as the lender on October 9, 2020. See (8) and (9) of Note 9 Notes Payable. The Company has elected to measure these notes using the fair value option under ASC 825 because of the embedded liquidation premiums with conversion rights that represent embedded derivatives and would require bifurcation and fair value measurement if this election was not made. The Company will record any changes in fair value within change in fair value measurement of related party notes payable and notes payable on the consolidated statements of operations and comprehensive loss. Fair value measurements associated with the related party notes payable and notes payable represent Level 3 valuations under the fair value hierarchy. The Company employed the yield method to value the related party notes payable and notes payable. This valuation method uses a discounted cash flow analysis, estimating the expected cash flows for the debt instrument and then discounting them at the market yield. The market yield is determined using external market yield data, including yields exhibited by publicly traded bonds by S&P credit rating as well as the borrowing rates of guideline public companies.

The Company recognized $105 and $3,410 due to the change in fair value of related party notes payable for the years ended December 31, 2020 and 2019, respectively. The Company recognized $8,842 and $11,773 due to the change in fair value of the notes payable for the years ended December 31, 2020 and 2019, respectively. The amounts were recorded in change in fair value measurement of related party notes payable and notes payable on the consolidated statements of operations and comprehensive loss.

The Company settled the TLA by paying the outstanding principal of $15,000 and the liquidation premium of $6,668 during the year ended December 31, 2019.

Put Option

Pursuant to two put agreements entered into in 2015 (the “Put Agreements”), the Company may have been required to purchase up to 20,325,016 shares of Easy Go, Inc. (“Easy Go”), a company that operates a ride share platform in China, from certain shareholders of Easy Go in exchange for aggregate consideration ranging from approximately $232,700 to $290,900 depending on whether the put arrangements are settled for cash or shares of the Company. As of January 2019, all Put Agreements expired unexercised, resulting in the final remeasurement and removal of the put option liabilities. At the time of execution, Easy Go and other entities that held Easy Go shares subject to the Put Agreements were affiliated with the Company’s founder and former CEO through common ownership interests and accordingly, the Put Agreements were related party transactions.

The Put Agreements constituted freestanding written put options that were accounted for at fair value with changes in fair value recorded in gain on expiration of put option on the consolidated statements of operations and comprehensive loss. Fair value measurements associated with the Put Agreements represented Level 3 valuations under the fair value hierarchy. The Company utilized the probability weighted expected return method to value the Put Agreements, based on the estimated potential liability under different scenarios, assumed probabilities of exercise, and assumed probability of settlement in stock or cash. Because the Put Agreements effectively represented the exchange of cash and share ownership of the Company for shares of Easy Go, the underlying fair value of the equity of the Company and Easy Go, as well as the probabilities associated with likelihood of exercise most significantly impact the value of the Put Agreements. The determination of fair value associated with the equity of both the Company and Easy Go are subject to a number of various assumptions given such shares do not trade in active markets. However, the Company utilized recent third-party sales of the equity securities of Easy Go in

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

4.     Fair Value of Financial Instruments (cont.)

determining the inputs to the valuation model. The Company believes that such inputs represent objective and reliable indications of value. Probabilities associated with the likelihood of exercise were determined based upon an evaluation of the operating activities, growth, liquidity, achievement of milestones and other factors associated with Easy Go and the Company.

The Put Agreements expired unexercised during 2019, therefore the Company is no longer subject to the rights and obligations as specified by the Put Agreements.

The change in fair value due to the expiration of the Put Agreements resulted in a gain of $43,239 recorded in gain on expiration of put option on the consolidated statements of operations and comprehensive loss for the year ended December 31, 2019.

Recurring Fair Value Measurements

Financial assets and financial liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following tables present financial assets and liabilities remeasured on a recurring basis as of December 31, 2020 and 2019, by level within the fair value hierarchy:

	December 31, 2020
	Level 1	Level 2	Level 3
Related party notes payable	$—	$—	$21,627
Notes payable	—	—	71,064
The9 Conditional Obligation	—	—	1,128
	December 31, 2019
	Level 1	Level 2	Level 3
Related party notes payable	$—	$—	$21,522
Notes payable	—	—	32,222
The9 Conditional Obligation	—	—	5,000

The carrying amounts of the Company’s financial assets and liabilities, including cash, restricted cash, deposits, and accounts payable approximate fair value because of their short-term nature or contractually defined value.

The following table summarizes the activity of the Level 3 fair value measurements:

	Related Party Notes Payable at Fair Value	Notes Payable at Fair Value	Put Option	The9 Conditional Obligation
Balance as of December 31, 2018	$—	$—	$43,239	$—
Proceeds	18,112	42,117	—	5,000
Changes in fair value	3,410	11,773	—	—
Settlements/expiration	—	(21,668)	(43,239)	—
Balance as of December 31, 2019	21,522	32,222	—	5,000
Proceeds	—	30,000	—	—
Changes in fair value	105	8,843	—	(3,872)
Balance as of December 31, 2020	$21,627	$71,065	$—	$1,128

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

5.     Deposits and Other Current Assets

Deposits and other current assets consists of the following as of December 31:

	2020	2019
Deposits
Deposits for tooling and equipment	$3,308	$3,385
Other deposits	3,104	1,779
Total deposits	$6,412	$5,164

Other current assets
Notes receivable	$40	$3,640
Due from affiliate	2,034	2,715
Prepaid expenses	762	961
Other current assets	3,364	3,199
Total other current assets	$6,200	$10,515

6.     Property and Equipment, Net

Property and equipment, net, consists of the following as of December 31:

	2020	2019
Land	$13,043	$13,043
Buildings	21,899	21,891
Building improvements	8,940	8,940
Computer hardware	4,058	4,058
Machinery and equipment	5,451	5,375
Vehicles	583	583
Computer software	7,095	7,095
Leasehold improvements	298	298
Construction in process	251,633	247,133
Less: Accumulated depreciation	(19,067)	(15,890)
Total property and equipment, net	$293,933	$292,526

The Company’s construction in process is primarily related to the construction of tooling, machinery and equipment for the Company’s production facility in Hanford, California. Tooling, machinery and equipment are either held at Company facilities, primarily the Hanford plant, or at the vendor’s location until the tooling, machinery and equipment is completed. Of the $251,633 and $247,133 of CIP, $42,734 and $40,309 is held at Company facilities and $208,899 and $206,824 is held at vendor locations as of December 31, 2020 and 2019, respectively. The Company recorded $1,727 and $1,997 of interest expense related to CIP held at vendor locations during the years ended December 31, 2020 and 2019, respectively, in interest expense on the consolidated statements of operations and comprehensive loss.

Depreciation expense totaled $3,177 and $4,835 and amortization expense totaled $340 and $353 for the years ended December 31, 2020 and 2019, respectively. For the years ended December 31, 2020 and 2019, depreciation and amortization expense of $1,193 and $311, respectively, is classified within research and development expense and $2,324 and $4,877, respectively, is classified within general and administrative expense on the consolidated statements of operations and comprehensive loss.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

6.     Property and Equipment, Net (cont.)

The Company has capital leases in Hanford, California for its main production facility and Gardena, California for its headquarters. See Note 9 Notes Payable. Capital leases of $43,882 and $43,874 have been capitalized within property and equipment as land, buildings, and building improvements as of December 31, 2020 and 2019, respectively. Accumulated depreciation was $5,573 and $3,592 as of December 31, 2020 and 2019, respectively.

The Company recognized $10 and $4,843 related to losses on the disposal of property and equipment in loss on disposal of property and equipment on the consolidated statements of operations and comprehensive loss during the years ended December 31, 2020 and 2019, respectively. Land and related improvements for property owned in Las Vegas, Nevada classified as held for sale of $29,038 was sold in 2019 for a total of $16,900, which resulted in a $12,138 loss on disposal recognized in loss on disposal of asset held for sale on the consolidated statements of operations and comprehensive loss. The Company originally purchased the 900-acre plot of land in Nevada in 2015 to build a manufacturing facility. Subsequently, a strategic business decision was made to lease a pre-built factory, which would allow the Company to accelerate the progression of its vehicle to market.

In 2017, land use rights were granted by the government of Zhejiang (China) for use of a parcel of land located in the city of Moganshan, based on multiple conditions, including a minimum investment in the construction of a facility of $500,000 and the commencement of construction before December 31, 2017. Based on the terms of the agreement, the Company could use this parcel of land for 50 years with a 10% upfront payment of $6,440 that would be refunded to the Company if certain conditions were met. The land use rights were recorded as an intangible asset at cost plus taxes for $66,332 and was expected to be amortized over a life of 50 years. The value of the land was agreed with the government of Zhejiang and considered the values for similar size and use properties in the area. In addition, the Company had recorded a corresponding liability of $57,960 related to the receipt of a government grant to develop the land equal to 90% of the land cost which was expected to be amortized over 50 years. The Company recognized amortization expense of $735 in general and administrative expense on the consolidated statements of operations and comprehensive loss during the year ended December 31, 2019. Additionally, the Company recognized amortization expense of the grant liability of $913 as a reduction of general and administrative expense on the consolidated statements of operations and comprehensive loss during the year ended December 31, 2019.

During the year ended December 31, 2019, the Company did not meet all requirements necessary to comply with the agreement; therefore, the land use rights were cancelled and reverted to the government of Zhejiang. The Company derecognized the land use rights and the land use grant liability of $58,485 and $51,103, respectively. As part of the cancellation, the Company received cash of $15,902 and incurred tax expense of $2,947, resulting in a gain of $11,467 recorded in gain on cancellation of land use rights on the consolidated statements of operations and comprehensive loss during the year ended December 31, 2019.

7.     Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consist of the following as of December 31:

	2020	2019
Accrued expenses and other current liabilities
Accrued payroll and benefits	$19,180	$16,717
Accrued legal contingencies	5,025	3,305
Capital lease, current portion	4,396	1,661
Deferred rent, current portion	3	174
Tooling, machinery and equipment received not invoiced	509	1,389
Deposits from customers	3,523	14,923
Due to affiliates	5,123	467
Other current liabilities	14,623	9,629
	$52,382	$48,265

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable

The Company has been primarily funded by notes payable and capital contributions from related parties of the Company. As detailed below, these related parties include employees as well as affiliates and other companies controlled or previously controlled by the Company’s founder and former CEO.

Related party notes payable consists of the following as of December 31, 2020 and 2019:

	December 31, 2020
Note Name	Contractual Maturity Date	Contractual Interest Rates	Unpaid Balance	Fair Value Measurement Adjustments	0% Coupon Discount	Loss (Gain) on Extinguishments	Net Carrying Value
Related party note(1)**	June 30, 2021	12.00%	$240,543	$—	$(861)	$204	$239,886
Related party note(2)	Due on Demand	15.00%*	10,000	—	—	—	10,000
Related party notes – NPA tranche(3)	October 9, 2021	10.00%	18,112	3,515	—	—	21,627
Related party notes – China(4)	Due on Demand	18.00%*	9,196	—	—	—	9,196
Related party notes – China various other(5)	Due on Demand	0% coupon, 10.00% imputed	6,548	—	(190)	(22)	6,336
Related party notes – China various other(5)	Due on Demand	8.99%	1,410	—	—	(3)	1,407
Related party notes – Other(6)	Due on Demand	0.00%	424	—	—	—	424
Related party notes – Other(6)	June 30, 2021	6.99%	4,160	—	—	(50)	4,110
Related party notes – Other(6)	June 30, 2021	8.00%	6,452	—	—	(35)	6,417
			$296,845	$3,515	$(1,051)	$94	$299,403
	December 31, 2019
Note Name	Contractual Maturity Date	Contractual Interest Rates	Unpaid Balance	Fair Value Measurement Adjustments	0% Coupon Discount	Net Carrying Value
Related party note(1)**	December 31, 2020	12.00%	$215,940	$—	$—	$215,940
Related party note(1)**	Due on Demand	0% coupon, 10.00% imputed	24,399	—	(3,557)	20,842
Related party note(2)	Due on Demand	15.00%*	10,000	—	—	10,000
Related party notes – NPA tranche(3)	May 31, 2020	10.00%	18,112	3,410	—	21,522
Related party notes – China(4)	Due on Demand	18.00%*	8,601	—	—	8,601
Related party notes – China various other(5)	Due on Demand	0% coupon, 10.00% imputed	6,125	—	(607)	5,518
Related party notes – Other(6)	December 31, 2020	6.99%	4,160	—	—	4,160
			$287,337	$3,410	$(4,164)	$286,583

____________

*        Rate as of December 31, 2020 and 2019, see footnotes for further discussion.

**      During 2020, these related party notes payable were restructured into one related party note payable.

(1)      During 2016, Faraday & Future (HK) Limited (“F&F HK”) and Leview Mobile (HK) Ltd. (“Leview”) provided the Company with cash contributions for a total of $278,866. F&F HK was previously controlled by the Company’s founder and former CEO and Leview is controlled by the Company’s founder and former CEO. On March 30, 2018, the cash funding was restructured via an agreement in the form of notes payable bearing an annual interest rate of 12.00% and maturing on December 31, 2020. The notes payable are unsecured and there are no covenants associated with these notes payable.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

Faraday & Future (HK) Limited

F&F HK provided an aggregate principal loan in the total sum of $212,007 to the Company as part of the agreement on March 30, 2018. On June 27, 2019, the Company entered into a note payable cancellation agreement for a portion of the note payable with F&F HK effective January 1, 2019 and simultaneously the note payable was assumed by a third-party lender. The agreement cancelled $48,374 of principle and $5,805 of unpaid interest due to F&F HK. There was no loss or gain on the extinguishment of note payable due to the net carrying amount of the note payable extinguished being equivalent to the reacquisition price of the new note payable. See Note 9 Notes Payable (1).

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$—	$149,081
Accrued interest	—	19,657
Interest expense	11,959	17,889
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

Leview Mobile (HK) Ltd

Leview provided an aggregate principal loan in the total sum of $66,859 to the Company as part of the agreement on March 30, 2018.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$—	$66,859
Accrued interest	—	16,046
Interest expense	5,363	8,023
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

Beijing Bairui Culture Media, Co. Ltd

Between December 2017 and July 2018, the Company executed several notes payable agreements with Beijing Bairui Culture Media Co., Ltd. (“Bairui”) for total principal of $27,329. Bairui was previously controlled by the Company’s founder and former CEO. Each note payable originally matured one year after its issuance. The notes payable originally bore interest of 0% per annum. The notes payable are unsecured and there are no covenants associated with these notes payable. During the year ended December 31, 2019, Bairui forgave $2,487 of the outstanding notes payable.

Due to the notes payable having below market interest rates, the Company imputed interest upon entering into the notes payable resulting in a notes payable discount and a capital contribution due to the related party nature of the arrangements. During the year ended December 31, 2019, the Company recognized interest expense of $3,476 related to the accretion of the discount. As of December 31, 2019, the unamortized discount was $3,557.

On January 1, 2020, the Company executed an amendment to consolidate the notes payable into one note for the same amount, extend the maturity date of this note payable to December 31, 2020, and increased the interest rate from 0% to 12%. Since the cash flows of the modified note payable exceeded the cash flows of the original notes payable by more than 10%, the modification has been accounted for as an extinguishment with a loss on extinguishment of $314 recorded in

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. The net carrying value of the original note payable of $20,842 was replaced with a note payable with a fair value of $21,156. Additionally, accretion of $2,586 was recorded in interest expense during the year ended December 31, 2020 related to the unamortized discount.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$—	$24,399
Accrued interest	—	—
Interest expense	4,073	3,476
Unrealized foreign exchange (gain) loss on principal	—	443
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

CYM Tech Holdings LLC

On August 28, 2020, the related party notes payable with F&F HK, Leview, and Bairui were restructured to consolidate the lenders and extend the maturity date through June 30, 2021, transferring both the principal and accrued interest to the new lender, CYM Tech Holdings LLC, wholly-owned subsidiary of F&F HK.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$240,543	$—
Accrued interest	64,827	—
Interest expense	10,134	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

The related party notes payable that were restructured were the following:

Before Restructuring

Lender	Principal
Faraday & Future (HK) Limited	$149,081
Leview Mobile (HK) Ltd	66,859
Beijing Bairui Culture Media, Co. Ltd	24,603
Total	$240,543

After Restructuring

Lender	Principal
CYM Tech Holdings LLC	$240,543

The restructuring has been accounted for as a troubled debt restructuring because the Company has been experiencing financial difficulty and the conversion mechanism results in the effective borrowing rate decreasing after the restructuring which was determined to be a concession. Since the future undiscounted cash flows of the restructured note payable exceed the net carrying value of the original notes payable due to the maturity date extension, the restructuring is accounted for

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

prospectively with no gain or loss recorded in the consolidated statements of operations and comprehensive loss. The Company concluded that the conversion features do not require bifurcation based on the derivative accounting scope exception in ASC 815 for certain contracts involving an entity’s own equity.

(2)      On January 28, 2019 and February 1, 2019, the Company borrowed $7,000 and $3,000, respectively from Evergrande Health Industry Group Limited (“China Evergrande”). China Evergrande is an affiliate of a significant shareholder of the Company. The notes payable matured on June 30, 2019 and were in default as of December 31, 2020 and 2019. The notes payable bear interest at an annual rate of 10.00% if repaid through June 30, 2019 and increased to 15.00% per annum thereafter. The notes payable are unsecured and there are no covenants associated with these notes payable.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$10,000	$10,000
Accrued interest	2,839	1,228
Interest expense	1,611	1,228
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	10,000

(3)      The Company issued 10% interest notes with various related parties through the Note Purchase Agreements (“NPA”).

•        In November 2018, the Company entered into a note payable with an employee for total principal of $1,650. The note payable had an original maturity of November 30, 2019 and bore interest at 8.99% per annum. This note was subsequently cancelled and the outstanding principal and accrued interest totaling $1,650 was contributed to the NPA executed on April 29, 2019. During the year ended December 31, 2019, the note payable was extinguished and no loss or gain was recognized as the net carrying amount of the note payable equaled the reacquisition price.

In May 2019, the Company executed a joinder agreement to the NPA with an employee for a convertible note payable with total principal of $1,650. The note payable matured on May 31, 2020 and the interest rate, collateral, and covenants are the same as the NPA. Upon both a preferred stock offering and prepayment notice by the holder or the maturity date of the notes payable, the holder of the note payable may elect to convert all of the outstanding principal and accrued interest of the note payable plus a 20.00% premium into shares of preferred stock of the Company issued in a preferred stock offering. The Company elected the fair value option for this note payable. See Note 4 Fair Value of Financial Instruments. The fair value of the note payable was $1,970 and $1,961 as of December 31, 2020 and 2019, respectively.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$1,650	$1,650
Accrued interest	134	30
Interest expense	166	30
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	62	—
Proceeds	—	—

On April 29, 2019, the Company executed the NPA with U.S. Bank National Association, as the notes agent, and Birch Lake Fund Management, LP as the collateral agent. The aggregate principal amount that may be issued under the NPA is $200,000.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

All obligations due under the NPA bear interest of 10% per annum and are collateralized by a first lien, with second payment priority, on virtually all tangible and intangible assets of the Company. The NPA contains non-financial covenants and, as of December 31, 2020, the Company was in compliance with all covenants. See Note 9 Notes Payable (2).

•        In July 2019, the Company executed a joinder agreement to the NPA with a company owned by an employee for a convertible note payable with total principal of $16,462. The note payable originally matured on May 31, 2020 and the interest rate, collateral, and covenants are the same as the NPA. Upon both a preferred stock offering and prepayment notice by the holder or the maturity date of the note payable, the holder of the note payable may elect to convert all of the outstanding principal and accrued interest of the note payable plus a 20.00% premium into shares of preferred stock of the Company issued in a preferred stock offering. The Company elected the fair value option for this note payable. See Note 4 Fair Value of Financial Instruments. The fair value of the note payable was $19,657 and $19,561 as of December 31, 2020 and 2019, respectively.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$16,462	$16,462
Accrued interest	2,501	828
Interest expense	1,674	828
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	16,462

On October 9, 2020, the Company entered into the Second Amended Restated NPA (“Second A&R NPA”) with Birch Lake and the lenders which extended the maturity dates of all NPA notes to the earliest of (i) October 6, 2021, (ii) the consummation of a Qualified Special Purpose Acquisition Company Merger (“Qualified SPAC Merger”), (iii) the occurrence of a change in control, or (iv) the acceleration of the NPA obligations pursuant to an event of default, as defined in the NPA, as amended.

(4)      In April 2017, the Company executed two separate note payable agreements with Chongqing Leshi Small Loan Co., Ltd. (“Chongqing”), for total principal of $8,742. Chongqing was previously controlled by the Company’s founder and former CEO and is a small banking institution. The notes payable matured on April 16, 2018, have no covenants, and are unsecured. The notes bore interest during the note term at 12.00% per annum. As the notes are in default as of December 31, 2020 and 2019, the outstanding balance is subject to an 18.00% interest rate per annum.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$9,196	$8,601
Accrued interest	7,646	4,542
Interest expense	2,641	2,201
Unrealized foreign exchange (gain) loss on principal	595	—
Unrealized foreign exchange (gain) loss on accrued interest	463	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

(5)      The Company issued the following notes with various related parties.

•        In April 2017, the Company entered into a $728 note payable with an employee. The note originally matured on October 2, 2017 and bears interest at 0% per year. The note has no covenants and is unsecured.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

Due to the note payable having an interest rate below market rates, the Company imputed interest upon executing the note payable resulting in a note payable discount and a capital contribution due to the related party nature of the arrangement. During the years ended December 31, 2020 and 2019, the Company recognized interest expense of $72 and $65, respectively, related to the accretion of the discount. As of December 31, 2020 and 2019, the unamortized discount was $33 and $105, respectively.

On September 25, 2020, the note payable was modified to extend the maturity to June 30, 2021 and add a conversion feature to allow conversion of the note payable into a variable number of SPAC shares if a Qualified SPAC Merger occurs. Since the conversion feature is substantive as it is reasonably possible to be exercised, this modification has been accounted for as an extinguishment. The conversion feature does not require bifurcation because it is clearly and closely related to the debt host since the conversion does not involve a substantial premium or discount. The modification agreement and the accounting conclusions are collectively referred to as the September 2020 Modification. The Company recorded a gain on extinguishment of $35 in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $13 was recorded related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$766	$717
Accrued interest	—	—
Interest expense	72	65
Unrealized foreign exchange (gain) loss on principal	49	11
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

•        In 2018, the Company entered into a $700 note payable with an employee. The note is payable on demand and bears interest at 0% per year. The note has no covenants and is unsecured. The note payable was in default as of December 31, 2020.

Due to the note payable having an interest rate below market rates, the Company imputed interest upon entering into the note payable resulting in a debt discount and a capital contribution due to the related party nature of the arrangement. During the years ended December 31, 2020 and 2019, the Company recognized interest expense of $34 and $31, respectively, related to the accretion of the debt discount. As of December 31, 2020 and 2019, the unamortized debt discount was $16 and $50, respectively.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$737	$689
Accrued interest	—	—
Interest expense	34	31
Unrealized foreign exchange (gain) loss on principal	48	11
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

•        The Company has various other unsecured related party borrowings totaling $4,797. These borrowings do not have stated terms or a stated maturity date. The Company was in default on these notes payable as of December 31, 2020.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

Due to the notes payable having below market interest rates, the Company imputed interest upon entering into the notes payable resulting in a debt discount and a capital contribution due to the related party nature of the arrangements. During the years ended December 31, 2020 and 2019, the Company recognized interest expense of $310 and $282, respectively, related to the accretion of the debt discount. As of December 31, 2020 and 2019, the unamortized debt discount was $141 and $452, respectively.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$5,045	$4,719
Accrued interest	—	—
Interest expense	310	282
Unrealized foreign exchange (gain) loss on principal	326	77
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

•        In February 2020, the Company borrowed $1,410 through a note payable from an employee. The note originally matured on August 14, 2020, bears interest at 8.99% per annum, has no covenants and is unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $5 in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $2 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$1,410	$—
Accrued interest	69	—
Interest expense	111	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	42	—
Proceeds	1,410	—

(6)      The Company issued the following notes payable with various related parties.

•        In November 2019 and December 2019, the Company executed three notes payable with an affiliated company for total principal of $4,160. The notes payable originally matured on December 31, 2020 and bear interest at 6.99%.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $77 in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $27 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$4,160	$4,160
Accrued interest	313	20
Interest expense	293	20
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	4,160

•        Between January 2020 and August 2020, the Company executed nine notes payable with an affiliated company for a total of $8,422. The notes payable matured on December 31, 2020 and bear interest at 8%, besides one note for $500 which matured on June 30, 2020 and bears interest at 8%. The notes have no covenants and are unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $53 in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $18 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$6,452	$—
Accrued interest	435	—
Interest expense	435	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	1,970	—
Interest payments	—	—
Proceeds	8,422	—

•        In December 2020, the Company entered into two notes payable for a total of $424. The notes payable do not have a stated maturity or bear interest. The notes have no covenants and are unsecured.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$424	$—
Accrued interest	—	—
Interest expense	—	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	424	—

•        In December 2018, two employees provided the Company with temporary cash advances $1,500. These borrowings did not have stated terms, no stated interest rate, or stated maturity date. Both loans were repaid on February 6, 2019.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

8.     Related Party Notes Payable (cont.)

Fair Value of Related Party Notes Payable Not Carried at Fair Value

The estimated fair value, using inputs from Level 3 under the fair value hierarchy, of the Company’s related party notes payable not carried at fair value is $265,663 and $270,690 as of December 31, 2020 and 2019, respectively.

Schedule of Principal Maturities of Related Party Notes Payable

The future scheduled principal maturities of related party notes payable as of December 31, 2020 were as follows:

Years ended December 31,
Due on demand	$27,578
2021	269,267
$296,845

9.     Notes Payable

Notes payable consists of the following as of December 31, 2020 and 2019:

	December 31, 2020
Note Name	Contractual Maturity Date	Contractual Interest Rates	Unpaid Balance	Fair Value Measurement Adjustments	Gain on Extinguishments	Net Carrying Value
Note payable(1)	Repayment in 10% increments contingent on a specified fundraising event	12.00%	$57,293	$—	$—	$57,293
Notes payable – NPA tranche(2)	October 6, 2021	10.00%	27,118	5,263	—	32,381
Notes payable(3)	June 30, 2021	12.00%	19,100	—	—	19,100
Notes payable(4)	June 30, 2021	1.52%	4,400	—	(102)	4,298
Notes payable(4)	June 30, 2021	8.99%	2,240	—	(5)	2,235
Notes payable(4)	June 30, 2021	8.00%	300	—	(1)	299
Notes payable – China various other(5)	Various Dates 2021	6.00%	4,869	—	(62)	4,807
Notes payable – China various other(5)	Due on Demand	9.00%	3,677	—	(18)	3,659
Notes payable – China various other(5)	Due on Demand	0.00%	4,597	—	—	4,597
Notes payable – various other notes(6)	June 30, 2021	6.99%	1,380	—	(10)	1,370
Notes payable – various other notes(6)	Due on Demand	8.99%	380	—	(1)	379
Notes payable – various other notes(7)	June 30, 2021	2.86%	1,500	—	(29)	1,471
Note payable(8)	March 9, 2021	0.00%	15,000	2,712	—	17,712
Note payable(9)	October 6, 2021	12.75%	15,000	5,972	—	20,972
Notes payable(10)	June 30, 2021	8.00%	11,635	—	(57)	11,578
Notes payable(11)	April 17, 2022	1.00%	9,168	—	—	9,168
			$177,657	$13,947	$(285)	$191,319

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

	December 31, 2019
Note Name	Contractual Maturity Date	Contractual Interest Rates	Unpaid Balance	Fair Value Measurement Adjustments	Net Carrying Value
Note payable(1)	Repayment in 10% increments contingent on a specified fundraising event	12.00%	$53,185	$—	$53,185
Notes payable – NPA tranche(2)	May 31 2020	10.00%	26,218	4,935	31,153
Notes payable – NPA tranche(2)	March 6, 2020	10.00%	900	169	1,069
Notes payable(3)	December 31, 2019	12.00%	12,100	—	12,100
Notes payable(3)	Due on Demand	12.00%	7,000	—	7,000
Notes payable(4)	December 31, 2019	1.52%	4,400	—	4,400
Notes payable(4)	July 1, 2020	8.99%	2,240	—	2,240
Notes payable – China various other(5)	Due on Demand	9.00%	3,440	—	3,440
Notes payable – China various other(5)	Various Dates 2020	6.00%	3,155	—	3,155
Notes payable – China various other(5)	Due on Demand	0.00%	4,300	—	4,300
Notes payable – various other notes(6)	Repayment upon new equity or debt financing in an aggregate amount exceeding $50,000	8.99%	500	—	500
Notes payable – various other notes(6)	Due on Demand	6.99%	180	—	180
Notes payable – various other notes(6)	June 3, 2020	6.99%	2,700	—	2,700
Notes payable – various other notes(7)	December 31, 2019	2.86%	1,500	—	1,500
			$121,818	$5,104	$126,922

(1)      In January 2019, upon extinguishment of a portion of the Faraday and Future (HK) Limited related party notes payable, the Company borrowed $54,179 through notes payable from a Chinese lender. The notes payable originally matured on December 31, 2020, bear interest of 12.00% per annum, have no covenants, and are unsecured.

On December 31, 2020, the notes payable were modified to extend the maturity date to June 30, 2021 and add a conversion feature. The conversion feature, which is contingent upon the closing of a Qualified SPAC Merger, requires the Company to issue Class A ordinary shares to the lender based on a fixed conversion ratios immediately prior to the closing of the Qualified SPAC Merger to settle the outstanding note payable before being exchanged for Qualified SPAC Merger shares upon the Qualified SPAC Merger closing date.

The modification has been accounted for as a troubled debt restructuring because the Company is experiencing financial difficulty and the conversion mechanism results in the effective borrowing rate decreasing after the restructuring. Since the future undiscounted cash flows of the restructured notes payable exceed the net carrying value of the original note payable due to the maturity date extension, the modification has been accounted for prospectively with no gain or loss recorded

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

in the consolidated statements of operations and comprehensive loss. The Company concluded that the conversion feature does not require bifurcation based on the derivative accounting scope exception in ASC 815 for certain contracts involving an entity’s own equity.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$57,293	$53,185
Accrued interest	13,769	6,382
Interest expense	7,387	6,382
Unrealized foreign exchange (gain) loss on principal	4,108	(994)
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

(2)      The Company issued 10% interest notes with various third parties through the NPA:

•        Between November and December 2018, the Company borrowed $11,100 through notes payable from a U.S. based investment firm. The notes originally matured on December 31, 2019 and bore interest of 8.99% per annum. In April 2019, these notes payable were cancelled, and the outstanding principal and accrued interest of $8,100 and $481, respectively, was contributed to the NPA executed on April 29, 2019. No loss or gain was recognized during the year ended December 31, 2019, on contribution as the net carrying amount of the notes payable equaled the reacquisition price.

In April 2019, the Company executed a joinder agreement to the NPA with a U.S. based investment firm for a convertible note payable with total principal of $8,581. The convertible note payable originally matured on May 31, 2020. The interest rate, collateral, and covenants are the same as the NPA. Upon both a preferred stock offering and prepayment notice by the holder or the maturity date of the notes payable, the holder of the note payable may elect to convert all of the outstanding principal and accrued interest of the note payable plus a 20% premium into shares of preferred stock of the Company issued in a preferred stock offering. The Company elected the fair value option for these notes payable. See Note 4 Fair Value of Financial Instruments. The note payable is collateralized by virtually all tangible and intangible assets of the Company. The NPA contains non-financial covenants and as of December 31, 2020, the Company was in compliance with all covenants.

The Company elected the fair value option for the notes payable through the NPA. See Note 4 Fair Value of Financial Instruments. The fair value of the note payable was $10,246 and $10,198 as of December 31, 2020 and 2019, respectively.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$8,581	$8,581
Accrued interest	1,418	557
Interest expense	861	557
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	3,000
Interest payments	—	—
Proceeds	—	—

•        Between June and August 2019, the Company borrowed $17,637 through notes payable under the NPA. The notes originally matured on May 31, 2020 and bear interest of 10% per annum.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

The fair value of the notes payable were $21,059 and $20,956 as of December 31, 2020 and 2019, respectively.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$17,637	$17,637
Accrued interest	2,637	879
Interest expense	1,768	879
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	17,637

•        In May 2019, the Company borrowed $900 through a note payable from a U.S. based investment firm under the NPA. The note payable originally matured on March 6, 2020 and bore interest of 10% per annum.

The fair value of the note payable was $1,075 and $1,069 as of December 31, 2020 and 2019, respectively.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$900	$900
Accrued interest	143	42
Interest expense	90	42
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	900

On October 9, 2020, the Company entered into the Second A&R NPA with Birch Lake and the lender, which extended the maturity dates of all NPA notes to the earliest of (i) October 6, 2021, (ii) the consummation of a Qualified SPAC Merger, (iii) the occurrence of a change in control, or (iv) the acceleration of the NPA obligations pursuant to an event of default, as defined in the NPA, as amended.

(3)      The Company issued the following notes with an interest rate of 12.00% per annum.

•        In December 2016, the Company borrowed $10,000 through notes payable issued by a U.S. based investment firm. The notes originally matured on December 31, 2019, have no covenants and are unsecured. During the year ended December 31, 2019, the Company converted $600 of accrued interest into the principal balance of the notes payable.

On November 24, 2020, the note payable was modified to extend the maturity date to June 30, 2021 and add a conversion feature. This feature, contingent upon the closing of a Qualified SPAC Merger, requires the Company to issue Class A ordinary Stock to the lender based on a fixed conversion ratio immediately prior to the closing of the Qualified SPAC Merger to settle the outstanding notes payable before being exchanged for Qualified SPAC Merger shares upon the Qualified SPAC Merger closing date.

The modification has been accounted for as a troubled debt restructuring because the Company is experiencing financial difficulty and the conversion mechanism results in the effective borrowing rate decreasing after the restructuring which was determined to be a concession. Since the future undiscounted cash flows of the restructured

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

notes payable exceed the net carrying value of the original note payable due to the maturity date extension, the modification has been accounted for prospectively with no gain or loss recorded in the consolidated statements of operations and comprehensive loss. The Company concluded that the conversion features do not require bifurcation based on the derivative accounting scope exception in ASC 815 for certain contracts involving an entity’s own equity.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$10,600	$10,600
Accrued interest	2,547	1,272
Interest expense	1,275	1,272
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	600
Proceeds	—	—

During 2020, the Company identified an immaterial error in the disclosure of accrued interest as of December 31, 2019 and adjusted the prior year amounts for such error. This correction did not impact the current and previously reported consolidated balance sheet, consolidated statement of operations and comprehensive loss, statement of convertible preferred stock and stockholders’ deficit, and consolidated statement of cash flows.

•        In December 2016, the Company borrowed $1,500 through a note payable from a U.S. based investment firm. The note originally matured on December 31, 2019, has no covenants and is unsecured.

On September 25, 2020, the note payable was modified to extend the maturity date to June 30, 2021 and add a conversion feature. This feature, contingent upon the closing of a Qualified SPAC Merger, requires the Company to issue Class A ordinary stock to the lender based on a fixed conversion ratio immediately prior to the closing of the Qualified SPAC Merger to settle the outstanding notes payable before being exchanged for Qualified SPAC Merger shares upon the Qualified SPAC Merger closing date.

The modification has been accounted for as a troubled debt restructuring because the Company is experiencing financial difficulty and the conversion mechanism results in the effective borrowing rate decreasing after the restructuring which was determined to be a concession. Since the future undiscounted cash flows of the restructured notes payable exceed the net carrying value of the original note payable due to the maturity date extension, the modification has been accounted for prospectively with no gain or loss recorded in the consolidated statements of operations and comprehensive loss. The Company concluded that the conversion features do not require bifurcation based on the derivative accounting scope exception in ASC 815 for certain contracts involving an entity’s own equity.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$1,500	$1,500
Accrued interest	587	204
Interest expense	203	204
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

•        In June 2016, the Company borrowed $20,000 through a note payable from a U.S. based investment firm. The note originally matured on October 15, 2019, has no covenants and is unsecured. The Company made principal payments of $13,000 in 2018.

On November 24, 2020, the note payable was modified to extend the maturity date to June 30, 2021 and add a conversion feature. This feature, contingent upon the closing of a Qualified SPAC Merger, requires the Company to issue Class A ordinary stock to the lender based on a fixed conversion ratio immediately prior to the closing of the Qualified SPAC Merger to settle the outstanding notes payable before being exchanged for Qualified SPAC Merger shares upon the Qualified SPAC Merger closing date.

The modification has been accounted for as a troubled debt restructuring because the Company is experiencing financial difficulty and the conversion mechanism results in the effective borrowing rate decreasing after the restructuring which was determined to be a concession. Since the future undiscounted cash flows of the restructured notes payable exceed the net carrying value of the original note payable due to the maturity date extension, the modification has been accounted for prospectively with no gain or loss recorded in the consolidated statements of operations and comprehensive loss. The Company concluded that the conversion features do not require bifurcation based on the derivative accounting scope exception in ASC 815 for certain contracts involving an entity’s own equity.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$7,000	$7,000
Accrued interest	1,682	840
Interest expense	842	840
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

During 2020, the Company identified an immaterial error in the disclosure of accrued interest as of December 31, 2019 and adjusted the prior year amounts for such error. This correction did not impact the current and previously reported consolidated balance sheet, consolidated statement of operations and comprehensive loss, statement of convertible preferred stock and stockholders’ deficit, and consolidated statement of cash flows.

(4)      The Company issued the following notes with a third party.

•        In July 2017, the Company borrowed $22,400 through a note payable from a U.S. based investment firm. The note originally matured on December 31, 2019, bears interest at 1.52% per annum, has no covenants and is unsecured. During 2017 and 2018, there were a total of $18,000 of principal payments.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $157 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $55 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$4,400	$4,400
Accrued interest	314	230
Interest expense	84	50
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

•        In December 2019, the Company borrowed an additional $2,240 through a note payable from this U.S. based investment firm. The note originally matured on July 1, 2020, bears interest at 8.99% per annum, has no covenants and is unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $7 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $2 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$2,240	$2,240
Accrued interest	202	17
Interest expense	185	17
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	2,240

•        In January 2020, the Company borrowed an additional $300 through a note payable from this U.S. based investment firm. The note originally matured on June 30, 2020, bears interest at 8% per annum, has no covenants and is unsecured.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $2 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $1 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$300	$—
Accrued interest	23	—
Interest expense	23	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	300	—

(5)      The Company issued notes with various third parties through its operations in China.

•        In April 2017, the Company borrowed $3,496 through a note payable from a Chinese lender. The note originally matured on October 20, 2017, bears interest at 9.00% per annum, has no covenants and is unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $27 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $9 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$3,677	$3,440
Accrued interest	2,314	1,535
Interest expense	637	635
Unrealized foreign exchange (gain) loss on principal	237	(56)
Unrealized foreign exchange (gain) loss on accrued interest	142	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

•        Between January 2019 and December 2019, the Company borrowed $11,515 through notes payable from a Chinese lender. The notes payable mature on January 16, 2020 and December 6, 2020, bear interest at 6% per annum, have no covenants and are unsecured. During the year ended December 31, 2019, the Company made principal payments of $8,155 resulting in a realized foreign currency gain of $205.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$4,140	$3,155
Accrued interest	569	299
Interest expense	235	303
Unrealized foreign exchange (gain) loss on principal	219	(1)
Unrealized foreign exchange (gain) loss on accrued interest	35	—
Realized foreign exchange (gain) on principal	—	(205)
Principal Payments	—	8,155
Interest Payments	—	—
Proceeds	766	11,515

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $84 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $29 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment.

•        In 2017 and 2018, Company borrowed $4,371 through notes payable from various Chinese lenders. The notes payable are payable on demand by the lenders, do not have a stated interest rate, have no covenants and are unsecured. As of December 31, 2020, these notes payable were in default.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$4,597	$4,300
Accrued interest	—	—
Interest expense	—	—
Unrealized foreign exchange (gain) loss on principal	297	(71)
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

•        Between June and September 2020, the Company borrowed $761 through notes payable from a Chinese lender. The notes payable are payable on demand by the lender, bear interest at 6% per annum, have no covenants, and are unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $13 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $4 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$729	$—
Accrued interest	19	—
Interest expense	19	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	32	—
Interest payments	—	—
Proceeds	761	—

(6)      The Company issued the following notes with a third party.

•        In March 2019, the Company borrowed $1,500 through a note payable from a U.S. based investment firm. The note originally matured on March 6, 2020, bears interest at 8.99% per annum, has no covenants and is unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $1 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$380	$500
Accrued interest	99	54
Interest expense	45	54
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	120	1,000
Interest payments	—	—
Proceeds	—	1,500

•        In June 2019, the Company borrowed $3,600 through a note payable from a U.S. based investment firm. The note matured on July 5, 2019, bears interest at 2.99% per annum, has no covenants and is unsecured.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$—	$—
Accrued interest	4	4
Interest expense	—	4
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	3,600
Interest payments	—	—
Proceeds	—	3,600

•        In September 2019, the Company borrowed $180 through a note payable from a U.S. based investment firm. The note originally matured December 1, 2019, bears interest at 6.99% per annum, has no covenants and is unsecured.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $2 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $1 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$180	$180
Accrued interest	10	4
Interest expense	6	4
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	180

•        In November 2019, the Company borrowed $2,700 through a note payable from a U.S. based investment firm. The note originally matured on June 3, 2020, bears interest at 6.99% per annum, has no covenants and is unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $14 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $5 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$1,200	$2,700
Accrued interest	192	26
Interest expense	171	26
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	1,500	—
Interest payments	5	—
Proceeds	—	2,700

(7)      In October 2018, the Company borrowed $1,500 through a note payable from a U.S. based investment firm. The note originally matured on December 31, 2019, bears interest at 2.86% per annum, has no covenants and is unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $45 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $16 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$1,500	$1,500
Accrued interest	95	52
Interest expense	43	43
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

The following notes payable were paid in full during the year ended December 31, 2019:

•        In May 2018, the Company borrowed $17,000 through a note payable from a U.S. based private commercial real estate lender. The note payable matured on May 22, 2019 and bore interest at 9.75% per annum. The Company’s headquarters property (“HQ”) in Gardena, California was pledged as collateral for this loan. On February 4, 2019, the Company entered into a Purchase and Sale Agreement (“PSA”) for the Company’s HQ with Atlas Capital Investors V, LP (“Atlas”) for a sale price of $29,000. The Company used the proceeds from the sale to settle the principal of $17,000 and accrued interest of $565.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$—	$—
Accrued interest	—	—
Interest expense	—	565
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	17,000
Interest payments	—	565
Proceeds	—	—

In March 2019, the Company leased the HQ back from Atlas for a term of three years, with an option to repurchase the HQ at any time prior to the expiration of the lease for a purchase price equal to the greater of $44,029 or the fair market value of the HQ, as determined in accordance with the lease. This transaction qualified as a failed sale leaseback given the Company’s option within the PSA to repurchase the HQ. The Company recognized a $29,000 financing obligation recorded in capital leases on the consolidated balance sheets. No gain or loss was record on the failed sale-leaseback. The Company has continued to capitalize and depreciate the HQ long-lived asset. The ongoing lease payments to Atlas are recorded as reductions to the financing obligation and associated interest expense. The Company recorded interest expense of $1,760 and $1,435 during the years ended December 31, 2020 and 2019.

•        On April 29, 2019, the Company borrowed $15,000 through a TLA with BL Mobility Fundco, LLC as the lender, and Birch Lake Fund Management, LP as the agent and collateral agent. The TLA matured on September 30, 2019. The obligations due under the TLA are collateralized by a first lien on virtually all tangible and intangible assets of the Company. The interest rate on the loan is 15.50%, 21.50% when in default, and the loan is subject to a liquidation preference premium of up to 63.50% of the original principal amount, of which the borrowers have the right to allow conversion of 30% into equity interests of the Company. The Company determined that this liquidation premium with conversion right represents an embedded derivative to be accounted for at fair value. See Note 4 Fair Value of Financial Instruments.

In October 2019, the Company paid the outstanding principal of $15,000 and $6,668 in loan exit costs to the lender upon extinguishment of the TLA. The Company recorded interest expense for the year ended December 31, 2019 of $213. The Company incurred $3,145 of issuance costs which were expensed in interest expense during the year ended December 31, 2019.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$—	$—
Accrued interest	—	—
Interest expense	—	213
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	21,668
Interest payments	—	—
Proceeds	—	15,000

•        In November 2018, the Company borrowed $4,200 through a note payable from a U.S. based lender. The note matured on November 8, 2019, bore interest at 13.00% per annum, had no covenants and the Company’s property in Las Vegas was pledged as collateral for this loan. The Company settled the note by paying $4,200 of principal and $420 of interest during the year ended December 31, 2019.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$—	$—
Accrued interest	—	—
Interest expense	—	208
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	4,200
Interest payments	—	420
Proceeds	—	—

(8)      On September 9, 2020, the Company issued $15,000 of secured convertible promissory notes to a US-based investment firm through entering into a Joinder to the NPA, receiving net proceeds of $13,800, inclusive of an 8% original issue discount. The senior convertible promissory notes bear interest at 0%. The NPA notes mature on the earliest of (i) March 9, 2022, (ii) the Vendor Trust maturity date (See Note 10 Vendor Payables in Trust), as amended, (iii) the maturity of any First Out NPA Notes, which include the notes with Birch Lake and FF Ventures (“First Out Notes”), or (iv) the acceleration of the NPA notes payable pursuant to an event of default.

In the event the Company consummates a Qualified SPAC Merger, an amount equal to 130% of all outstanding principal, accrued and unpaid interest and accrued original issue discount through the date of consummation of the Qualified SPAC Merger will automatically convert into Class A ordinary stock of the SPAC in connection with the Qualified SPAC Merger, and the notes payable and interest thereon shall no longer be outstanding and shall be deemed satisfied in full and terminated. The Company determined that the feature to settle the notes payable with shares upon the occurrence of a Qualified SPAC Merger is a contingent share-settled redemption option and represents an embedded derivative. Additionally, the feature to redeem the notes payable upon a default event is a contingently exercisable put option and represents an embedded derivative. The Company elected the fair value option for this note payable. See Note 4 Fair Value of Financial Instruments. The fair value of the note payable was $17,712 as of December 31, 2020.

In addition, the notes payable included a warrant to purchase ordinary stock. The holder of the warrant has the ability to exercise their right to acquire up to 1,930,147 shares of Class A Ordinary Stock of the Company for a period of up to 7 years, or September 9, 2027. The exercise price of the warrant is $2.72, subject to certain down-round adjustments. The warrants are accounted for in equity at fair value based on the derivative accounting scope exception in ASC 815 for certain contracts involving an entity’s own equity. The Company estimates the fair value of the warrants to be $490 using the Black-Scholes option-pricing model. Determining the fair value of these warrants under this model requires

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

subjective assumptions, including the fair value of the underlying ordinary stock of $0.38, risk-free interest rate of 0.47%, the expected volatility of the price of the Company’s ordinary stock of 35.81%, and the expected dividend yield of the Company’s ordinary stock of 0%. These estimates involve inherent uncertainties and the application of management’s judgment.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$15,000	$—
Accrued interest	—	—
Interest expense	—	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	15,000	—

(9)      On October 9, 2020, the Company entered into a Second A&R NPA with Birch Lake borrowing $15,000 in secured convertible notes payable (“BL Notes”). The BL Notes accrue interest at 12.75% per annum through January 31, 2021 and at 15.75% per annum thereafter. The BL Notes mature on the earliest of (i) October 6, 2021, (ii) the consummation of a Qualified SPAC Merger, (iii) the occurrence of a change in control, or (iv) the acceleration of the NPA obligations pursuant to an event of default. Additionally, the BL Notes contain a liquidation premium that ranges from 35% to 45% depending on the timing of settlement with 50% of this premium convertible into equity and the lender is able to demand repayment if an event of default, change in control, or a Qualified SPAC Merger occurs. The Company determined that the feature to settle the BL Notes at a premium upon the occurrence of a default, change in control, or a Qualified SPAC Merger is a contingently exercisable put option with a liquidation premium and represents an embedded derivative. The Company elected the fair value option for this note payable. See Note 4 Fair Value of Financial Instruments. The fair value of the note payable was $20,972 as of December 31, 2020.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$15,000	$—
Accrued interest	—	—
Interest expense	366	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	366	—
Proceeds	15,000	—

(10)    During 2019, a U.S. corporation made deposits of $11,635 with the Company as an advance to purchase FF 91 vehicles. On February 1, 2020, due to production delays the Company entered into a deposit conversion agreement with this corporation to convert the deposit amounts previously paid into a note payable. Upon conversion, the Company reclassified the deposit recorded in other current liabilities as of December 31, 2019 to notes payable as of December 31, 2020. The note matured on December 31, 2020, bears interest at 8.0% per annum, has no covenants and is unsecured.

As a result of the September 2020 Modification, the Company recorded a gain on extinguishment of $87 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. Additionally, accretion of $30 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

9.     Notes Payable (cont.)

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$11,635	$—
Accrued interest	1,177	—
Interest expense	933	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	—	—

(11)    On April 17, 2020, the Company received loan proceeds from East West Bank of $9,168 under the Paycheck Protection Program (“PPP”). The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), provides for loans to qualifying businesses. The loans and accrued interest are forgivable as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent, and utilities, as described in the CARES Act. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries. The unforgiven portion of the PPP loan is payable over two years at an interest rate of 1%, with a deferral of payments for the later of the first six months or when the amount of the loan forgiveness is determined. The Company used the proceeds for purposes consistent with the PPP requirements. The Company is still in the process of applying for forgiveness and no amounts have been forgiven as of December 31, 2020. The note matures April 17, 2022, has no covenants, and is unsecured.

	As of and for the Year Ended December 31,
	2020	2019
Outstanding principal	$9,168	$—
Accrued interest	65	—
Interest expense	65	—
Unrealized foreign exchange (gain) loss on principal	—	—
Unrealized foreign exchange (gain) loss on accrued interest	—	—
Principal payments	—	—
Interest payments	—	—
Proceeds	9,168	—

Fair Value of Notes Payable Not Carried at Fair Value

The estimated fair value, using inputs from Level 3 under the fair value hierarchy, of the Company’s outstanding notes payable not carried at fair value are $127,130 and $94,590 as of December 31, 2020 and 2019, respectively.

Schedule of Principal Maturities of Notes Payable

The future scheduled principal maturities of third-party debt as of December 31, 2020 are as follows:

Years ended December 31,
Due on demand	$65,949
2021	102,541
2022	9,168
$177,658

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

10.     Vendor Payables in Trust

On April 29, 2019, the Company established the Faraday Vendor Trust (“Vendor Trust”), which is intended to stabilize the Company’s supplier base by providing suppliers with the ability to exchange their unsecured trade receivables for secured trust interests. Repayment of the trust interests is governed by a Trade Receivables Repayment Agreement dated as of April 29, 2019 (“Trade Receivables Repayment Agreement”). All interests in the Vendor Trust are collateralized by a first lien, with third payment priority, pursuant to applicable intercreditor arrangements, on virtually all tangible and intangible assets of the Company. The applicable interest rate for the vendor trust principal balance is 6.00%. The secured trust interests bear daily non-compounding interest from the date of contribution. The Company determined that the economic substance of the obligations under the Vendor Trust is an in-substance financing. As a result, the Company reported an operating cash outflow and financing cash inflow of $174 and $115,900 on the consolidated statements of cash flows during the years ended December 31, 2020 and 2019.

A total of $111,574 and $115,900 of the Company’s trade payables have been contributed to the Vendor Trust with accrued interest of $11,840 and $4,638 as of December 31, 2020 and 2019, respectively, which is recorded within accrued interest on the Company’s consolidated balance sheets. During the year ended December 31, 2020, the Company made aggregate payments of $4,500 on the Vendor Trust. The Vendor Trust also includes approximately $25.0 million of purchase orders related to goods and services to be provided by certain vendors. These vendors did not contribute any receivables into the Vendor Trust related to these purchase orders as the services are to be provided at a future date. As such, the Company may cancel the vendor’s interest in the Vendor Trust related to these purchase orders until such time that the vendors begin to fulfil the requested goods and services.

On October 30, 2020, the agreement governing the Vendor Trust (the “Vendor Trust Agreement”) was modified to add a conversion feature to allow the conversion of the secured interests in the Vendor Trust into a variable number of SPAC shares if a Qualified SPAC Merger (as defined in the Vendor Trust Agreement) occurs. Since the conversion feature is substantive as it is reasonably possible to be exercised, this modification will be accounted for as an extinguishment with a gain on extinguishment of $1,812 recorded in gain on extinguishment of related party notes payable, notes payable, and vendor payables in trust, net in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. The conversion feature does not require bifurcation because it is clearly and closely related to the host instrument since the conversion does not involve a substantial premium or discount. Additionally, accretion of $462 was recorded during the year ended December 31, 2020 related to the discount created from the gain on extinguishment in interest expense in the consolidated statements of operations and comprehensive loss during the year ended December 31, 2020. These adjustments resulted in the Vendor Trust having a net carrying value of $110,224 as of December 31, 2020.

The estimated fair value, using inputs from Level 3 under the fair value hierarchy, of the Vendor Trust is $109,762 and $112,488 as of December 31, 2020 and 2019, respectively.

During 2020, the Company identified an immaterial error in the disclosure of the fair value of the Vendor Trust as of December 31, 2019 and adjusted the prior year amounts for such error. This correction did not impact the current and previously reported consolidated statement of operations and comprehensive loss and statement of convertible preferred stock and stockholders’ deficit.

Subsequent to December 31, 2020, on March 1, 2021, the maturity date of the secured trust interests in the Vendor Trust was extended to the earliest to occur of October 6, 2021, the closing of a Qualified SPAC Merger, a change in control of FF, or an acceleration of the obligations under certain of FF’s other secured financing arrangements. It is an event of default under the Trade Receivables Repayment Agreement if a Qualified SPAC Merger does not close by July 27, 2021.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

11.     Commitments and Contingencies

Facility Leases

The Company’s lease agreements include leasehold improvement incentives as well as escalation clauses. The Company records rent expense on a straight-line basis over the lease term.

The Company has several noncancelable operating leases, primarily for office space, with various expiration dates through December 2021. These leases generally contain renewal options for periods ranging from three to five years and require the Company to pay all executory costs such as maintenance and insurance.

The Company recorded rent expense of $2,452 and $4,282 for the years ended December 31, 2020 and 2019, respectively.

The minimum aggregate future obligations under noncancelable operating leases as of December 31, 2020 were as follows:

Year ended December 31,
2021	$525
$525

The Company has four capital leases, one in Hanford, California for its main production facility, one in Gardena, California for its headquarters and two equipment leases.

The minimum aggregate future minimum lease payments under capital leases as of December 31, 2020 were as follows:

Years ended December 31,
2021	$4,395
2022	3,041
2023	2,166
2024	1,757
2025	1,792
Thereafter	3,692
$16,843

Legal Matters

The Company is, from time to time, subject to claims and disputes arising in the normal course of business. In the opinion of management, while the outcome of any such claims and disputes cannot be predicted with certainty, its ultimate liability in connection with these matters is not expected to have a material adverse effect on the Company’s results of operations.

As of December 31, 2020 and 2019, the Company accrued contingent liabilities of approximately $ 6,025 and $10,780, respectively, for potential financial exposure related to ongoing legal matters primarily related to breach of contracts and employment matters. As of December 31, 2020 and 2019, contingent liabilities of $5,025 and $3,305, respectively, were recorded in accrued expenses and other liabilities on the Company’s consolidated balance sheets. As of December 31, 2020 and 2019, non-current contingent liabilities of $1,000 and $7,475, respectively, were recorded in other liabilities on the Company’s consolidated balance sheets. These contingent liabilities are related to four and six legal matters as of December 31, 2020, and 2019, respectively, that have been determined to be both probable of loss and reasonably estimable.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

11.     Commitments and Contingencies (cont.)

During the year ended December 31, 2020, $2,500 of legal claims were settled in cash for amounts consistent with the amount accrued as of December 31, 2019. In addition, during the year ended December 31, 2020, a legal matter associated with a United States Department of Labor investigation was resolved without any additional fines or penalties, resulting in the reversal of accrued expense in the amount of $2,255, which was recorded in general and administrative expense in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2020.

During the year ended December 31, 2020, the Company received a judicial decision relating to a dispute for unpaid vendor payments. The judicial decision obligated the Company to pay $6,082 to certain vendors. This amount was not previously accrued in 2019 as the settlement was not considered probable as of December 31, 2019. The Company recorded $6,082 in general and administrative expense in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2020 and recorded in accrued expenses and other liabilities on the consolidated balance sheets as of December 31, 2020.

During 2019, the Company resolved two separate breach of contract claims related to land in Las Vegas previously owned by the Company. One matter related to a dispute with a vendor was settled for $4,500 and was placed in the Vendor Trust. A second matter with a vendor was settled in cash for $890 during 2019. The Company reversed $12,960 of contingent liabilities associated with the final settlement of these legal matters and recorded the reversal in general and administrative expense in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2019.

Additionally, during 2019 the Company resolved a wrongful termination claim which was settled for $550 during 2019. The Company reversed $1,725 of contingent liabilities associated with the final settlement of this legal matter and recorded the reversal in general and administrative expense in the consolidated statements of operations and comprehensive loss for the year ended December 31, 2019.

12.     Preferred and Ordinary Stock

The number of authorized, issued and outstanding stock, liquidation value and carrying value as of December 31, 2020 and 2019 were as follows:

	December 31, 2020
	Authorized Shares	Issued and Outstanding Shares	Liquidation Value	Carrying Value
Redeemable Preference Stock	470,588,235	470,588,235	$800,000	$724,823
Class B Preferred Stock	600,000,000	452,941,177	1,106,988	697,643
Class A Ordinary Stock	400,000,000	41,234,448	—	—
Class B Ordinary Stock	180,000,000	147,058,823	—	1
	1,650,588,235	1,111,822,683	$1,906,988	$1,422,467
	December 31, 2019
	Authorized Shares	Issued and Outstanding Shares	Liquidation Value	Carrying Value
Redeemable Preference Stock	470,588,235	470,588,235	$800,000	$724,823
Class B Preferred Stock	600,000,000	600,000,000	1,466,400	924,149
Class A Ordinary Stock	400,000,000	40,879,124	—	—
Class B Ordinary Stock	100,000,000	—	—	—
Class C Preferred Stock	1,715,186	—	—	—
	1,572,303,421	1,111,467,359	$2,266,400	$1,648,972

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

12.     Preferred and Ordinary Stock (cont.)

Amended and Restated Articles of Association

Upon the effectiveness of the Sixth Amended and Restated Articles of Association of the Company on February 13, 2020, the number of shares of capital stock that are authorized to be issued increased to 1,650,588,235, due to an increase of 80,000,000 shares of Class B Ordinary Stock and decrease of 1,715,186 shares of Class C Preferred Stock due to the Company no longer authorized to issue Class C Preferred Stock. No Class C Preferred Stock was ever issued by the Company.

The rights, privileges, and preferences of the Company’s Redeemable Preference Stock, Class B Preferred Stock, (collectively, “Preferred Stock”) and Class A Ordinary Stock and Class B Ordinary Stock, (collectively, “Ordinary Stock”) as set forth in the Company’s Sixth Amended and Restated Articles of Association are as follows:

Voting

The holders of Preferred Stock and Ordinary Stock vote together and not as separate classes. Each holder of Class B Ordinary Stock is entitled to one vote for each share held by such holder. Each holder of Redeemable Preference Stock is entitled to 0.5625 votes for each share held by such holder. Each holder of Class B Preferred Stock is entitled to ten votes for each share held by such holder. The Class A Ordinary Stock does not have any voting rights. Approval of a majority of the Redeemable Preference Stock is required for certain Reserved Matters as defined in the Company’s Sixth Amended and Restated Articles of Association. Such Reserved Matters include: entering into any transaction with a related party not at arm’s length; amending the Company’s Sixth Amended and Restated Articles of Association which alter the terms of the Redeemable Preference Stock in an adverse manner; issuing Redeemable Preference Stock to any other party; issuing equity securities of the Company at a price below a minimum valuation price or ranking senior to the Redeemable Preference Stock on distribution or liquidation; issuing equity securities of any subsidiary other than to certain parties on specified terms; and reducing the Company’s additional paid-in capital or use thereof.

Dividends

The Board is under no obligation to declare dividends; and no rights accrue to the holders of Preferred Stock if dividends are not declared. Any dividends declared are noncumulative, and no dividends on Preferred Stock or Ordinary Stock have been declared by the Board of Directors through December 31, 2020. Unless approved by the holders of the Redeemable Preference Stock, the Company may not declare, pay or set aside any dividends unless all the Redeemable Preference Stock have been redeemed and paid in full. Once the Redeemable Preference Stock have been redeemed and paid in full, when and if dividends are declared by the Board of Directors, such dividends are payable to the holders of Class B Preferred Stock pro rata with the issued and outstanding Ordinary Stock.

Redemption

The Redeemable Preference Stock are callable at the option of the Company at any time within the five-year period after December 31, 2018 upon issuance of a redemption notice. The Redeemable Preference Stock are not redeemable at the option of the holder except in certain circumstances. Mandatory redemption occurs upon a deemed liquidation event, which is upon wind-up, dissolution, liquidation, insolvency, declaration of bankruptcy, or change in control. The contingent redemption upon a deemed liquidation event results in mezzanine equity classification on the Company’s consolidated balance sheets. The redemption price per share is determined by a calculation of the following amounts divided by the number of Redeemable Preference Stock issued as of December 31, 2020: $600,000 if redemption occurs prior to December 31, 2019; $700,000 if redemption occurs on or after December 31, 2019, but prior to December 31, 2020; $800,000 if redemption occurs on or after December 31, 2020, but prior to December 31, 2021; $920,000 if redemption occurs on or after December 31, 2021, but prior to December 31, 2022; and $1,050,000 if redemption occurs on or after December 31, 2022.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

12.     Preferred and Ordinary Stock (cont.)

The Class B Preferred Stock are contingently redeemable upon a deemed liquidation event. As such, the Company has presented the Class B Preferred Stock in mezzanine equity on the consolidated balance sheets.

Conversion

Each holder of Redeemable Preference Stock may elect to convert its Redeemable Preference Stock to such class of Stock to be held by public stockholders (“Public Shares”) immediately prior to any initial public offering and, on a conversion, each Redeemable Preference Stock will be converted into such number of Public Shares that would give it the same percentage of the share capital of the Company (on a fully diluted basis) that each such Redeemable Preference Stock comprises immediately prior to the conversion.

Class B Preferred Stock are automatically converted to Class B Ordinary Stock on a one for one basis if transferred to another party, which is limited to certain permitted circumstances. Such permitted circumstances include: if the proceeds are used by the founder to exercise his call option to purchase Redeemable Preference Stock; transfer for the purpose of discharging contingent liabilities of the founder and his affiliates; or after an initial public offering and transfer of at least 313,725,490 shares of Redeemable Preference Stock to another party.

Liquidation

In the event of any liquidation or deemed liquidation event such as dissolution, winding up, or loss of control, either voluntary or involuntary, the holders of Preferred Stock are entitled to receive, prior and in preference to any distribution to the holders of Ordinary Stock, first to the redemption in full of the Redeemable Preference Stock. Second to the Class B Preferred Stock. The Class B Preferred Stock are entitled to an amount per share held by them equal to the greater of (a) $2.444 per share plus any declared but unpaid dividends on each Preferred Stock, or (b) the aggregate amount payable in a liquidation to the Preferred Stock assuming the Preferred Stock are paid pro rata along with the Ordinary Stock of the Company. The liquidation preference for the Class B Preferred Stock is $1,106,988 and $1,466,400 as of December 31, 2020 and 2019, respectively. The liquidation preference for the Redeemable Preference Stock is $800,000 and $800,000 as of December 31, 2020 and 2019, respectively.

The Class B Preferred Stockholders are entitled to receive such amounts after the Redeemable Preference Stockholders are redeemed and paid in full. If amounts are not sufficient to pay the foregoing amounts to Class B Preferred Stockholders, then the amounts will be distributed among the holders of Class B Preferred Stock pro rata, in proportion to the full amounts they would otherwise be entitled to receive.

If the holders of Redeemable Preference Stock and Class B Preferred Stock are paid in full, the remaining assets of the Company will be distributed pro rata to the holders of Ordinary Stock in proportion to the number of Ordinary Stock held by them.

Conversion of Class B Preferred Stock

During 2020, 147,058,823 shares of the Company’s Class B Preferred Stock automatically converted into 147,058,823 shares of the Company’s Class B Ordinary Stock at a conversion rate of one for one. Automatic conversion was triggered due to the transfer of the Class B Preferred Stock to another party under the permitted circumstances described above. The conversion was recorded as a transfer from mezzanine equity to additional-paid-in-capital with no impact on accumulated deficit.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

13.     Stock-Based Compensation

2018 Stock Incentive Plan

On February 1, 2018, the Board of Directors adopted the Equity Incentive Plan (“Equity Incentive Plan”), under which the Board of Directors authorized the grant of up to 300,000,000 incentive and nonqualified stock options, restricted stock, unrestricted stock, restricted stock units, and other stock-based awards for ordinary stock to employees, directors and non-employees.

Options are to be granted at an exercise price not less than fair value of the underlying stock on the date of grant. For individuals holding more than 10% of the voting rights of all classes of stock, the per share exercise price will not be less than 110% of fair value per share on the date of grant. The stock options vest based on the passage of time. The stock option vesting period and vesting rate are determined by the Board of Directors. The Board of Directors has granted options with vesting terms of one to four years and contractual terms of ten years.

As of December 31, 2020 and 2019, the Company had 43,327,415 and 107,789,887 shares of Class A ordinary stock available for future issuance under the Equity Incentive Plan, respectively.

A summary of the Company’s stock option activity under the Equity Incentive Plan is as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding as of December 31, 2019	151,330,989	$0.35	8.86	$2,197
Granted	96,012,077	0.34
Exercised	(383,994)	0.34		13
Expired/forfeited	(31,189,078)	0.32
Outstanding as of December 31, 2020	215,769,994	$0.35	8.75	$885

Exercisable as of December 31, 2020	67,772,996	$0.35	7.88	$796
Vested and expected to vest as of December 31, 2020	167,962,999	$0.35	8.59	$944

The weighted-average assumptions used in the Black-Scholes option pricing model are as follows:

	2020	2019
Risk-free interest rate:	0.45%	2.10%
Expected term (in years):	6.13	5.90
Expected volatility:	37.25%	31.30%
Dividend yield:	0.00%	0.00%
Grant date fair value per share:	$0.12	$0.12

The total grant date fair value of options vested during the years ended December 31, 2020 and 2019 was $4,953 and $ 2,903, respectively.

As of December 31, 2020, the total remaining stock-based compensation expense for unvested stock options was $11,861 which is expected to be recognized over a weighted average period of 3.1 years.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

13.     Stock-Based Compensation (cont.)

2019 Special Talent Incentive Plan

On May 2, 2019, the Company adopted its Special Talent Incentive Plan (“STI Plan”) under which the Board of Directors may grant up to 100,000,000 incentive and nonqualified stock options, restricted shares, unrestricted shares, restricted share units and other stock-based awards for ordinary stock to employees, directors and non-employees.

The STI Plan does not specify a limit on the number of stock options that can be issued under the plan. Per the terms of the STI Plan the Company shall at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the STI Plan. As of December 31, 2020, the Company the Company had 45,932,116 shares of Class A ordinary stock available for issuance under the STI Plan.

A summary of the Company’s stock option activity under the STI Plan is as follows:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding as of December 31, 2019	7,485,000	$0.36	9.46	—
Granted	38,447,116	$0.35	—	—
Exercised	—	—	—	—
Expired/Forfeited	—	—	—	—
Outstanding as of December 31, 2020	45,932,116	$0.35	9.26	$1,174

Exercisable as of December 31, 2020	35,932,116	$0.35	9.26	$910
Vested and expected to vest as of December 31, 2020	45,013,474	$0.35	9.26	$1,168

The weighted-average assumptions used in the Black-Scholes option pricing model are as follows:

	2020	2019
Risk-free interest rate:	0.59%	2.20%
Expected term (in years):	10	10
Expected volatility:	38.42%	36.00%
Dividend yield:	0.00%	0.00%
Grant date fair value per share:	$0.15	$0.18

The total grant date fair value of options vested during the years ended December 31, 2020 and 2019 was $6,860 and $1,302, respectively.

As of December 31, 2020, the total remaining stock-based compensation expense for unvested stock options was $1,109, which is expected to be recognized over a weighted average period of approximately one year.

Common Units of FF Global Partners LLC

During 2020 and 2019, certain executives and employees of the Company were granted the opportunity to subscribe to 24.0 million and 79.8 million common units, respectively, of FF Global Partners LLC (“FF Global Partners”), a significant shareholder of the Company. The subscription price of $0.50 per common unit, payable by the executives and employees of the Company, was financed through non-recourse loans issued by FF Global

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

13.     Stock-Based Compensation (cont.)

Partners payable in equal annual installments over ten years. The common units to be purchased with a non-recourse loan are required to be treated for accounting purposes as stock options granted by FF Global Partners to executives and employees of the Company. The awards were valued using the Black-Scholes option pricing model. The grant date fair value of the units purchased through non-recourse loans was immaterial for the years ended December 31, 2020 and 2019.

The following table presents stock-based compensation expense included in each respective expense category in the consolidated statements of operations and other comprehensive loss for the years ended December 31:

	2020	2019
Research and development	$941	$818
Sales and marketing	387	311
General and administrative	8,177	3,481
	$9,505	$4,610

14.     Income Taxes

As a result of losses incurred, the Company had immaterial current income tax expense for the years ended December 31, 2020 and 2019. The recorded provision for income taxes differs from the expected provision for income taxes based on the federal statutory tax rate of 21% primarily due to the valuation allowance against deferred tax assets.

The provision for income tax consisted of the following:

	2020	2019
Current:
Federal	$—	$—
State	3	3
Foreign	—	—
Total current	3	3

Deferred:
Federal	(11,456)	(19,855)
State	—	—
Foreign	(2,044)	(1,418)
Valuation allowance	13,500	21,273
Total deferred	—	—
Total provision	$3	$3

The components of losses before income taxes, by taxing jurisdiction, were as follows for the years ended December 31:

	2020	2019
U.S.	$(79,605)	$(112,197)
Foreign	(67,480)	(29,998)
Total	$(147,085)	$(142,195)

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

14.     Income Taxes (cont.)

The provision for income taxes for the years ended December 31, differs from the amount computed by applying the statutory federal corporate income tax rate of 21% to earnings before income taxes as a result of the following:

	2020	2019
Federal income tax expense	21.0%	21.0%
State income taxes (net of federal benefit)	0.0%	0.0%
Permanent differences	(4.6)%	(2.8)%
Foreign tax rate difference	(6.7)%	(2.1)%
Return-to-provision adjustment	0.4%	(1.1)%
Expiration of tax attributes	(1.0)%	—
Valuation allowance	(9.1)%	(15.0)%
Effective tax rate	0.0%	0.0%

The main changes in permanent differences related to fair value adjustments on convertible related party notes payable and notes payable and disallowed interest expense due to equity feature. The main changes in foreign tax rate difference and valuation allowance related to higher foreign loss incurred in 2020.

The tax effects of temporary differences for the years ended December 31, that give rise to significant portions of the deferred tax assets and deferred tax liabilities are provided below:

	2020	2019
Deferred Tax Assets:
Net operating losses (“NOL”)	$123,633	$114,990
Research and development credits	7,921	7,921
Accrued liabilities	7,564	5,164
Construction in progress	3,061	3,061
Excess interest expense under section 163(j)	3,670	2,295
Capital loss	2,407	2,407
Stock-based compensation	428	—
Other	296	174
Gross deferred tax assets	148,980	136,012
Valuation allowance	(148,546)	(135,046)
Deferred tax assets, net of valuation allowance	434	966
Deferred Tax Liabilities:
Depreciation	454	(79)
State taxes	(888)	(887)
Total deferred tax liabilities	(434)	(966)
Total net deferred tax assets (liabilities)	$—	$—

During 2020, the Company identified an immaterial error in the deferred tax assets and valuation allowance as of December 31, 2019 and adjusted the prior year amounts for such error. This correction did not impact the current and previously reported consolidated balance sheet, consolidated statement of operations and comprehensive loss, statement of convertible preferred stock and stockholders’ deficit, and consolidated statement of cash flows.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

14.     Income Taxes (cont.)

The Company has recognized a full valuation allowance as of December 31, 2020 and 2019 since, in the judgment of management given the Company’s history of losses, the realization of these assets was not considered more likely than not. The valuation allowance was $148,546 and $135,046 as of December 31, 2020 and 2019, respectively. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the period in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. During 2020 and 2019, management evaluated the realizability of its net deferred tax assets based on available positive and negative evidence. Management concluded that the likelihood of realization of the benefits associated with its net deferred tax assets does not reach the level of more likely than not due to the Company’s history of cumulative pre-tax losses and risks associated with the generation of future income given the current stage of the Company’s business.

As of December 31, 2020, the Company has U.S. federal and foreign net operating loss carryforwards of $428,681 and $134,437, respectively, which will begin to expire in 2034 and 2021, respectively. The U.S. federal net operating loss carryforwards of $348,153 generated post the Tax Cuts and Jobs Act may be carried forward indefinitely, subject to the 80% taxable income limitation on the utilization of the carryforwards. The U.S. federal net operating loss carryforwards of $80,528 generated prior to December 31, 2017 may be carried forward for twenty years.

The Company has an U.S. federal R&D tax credit carryforward of $3,666 and a state R&D tax credit carryforward of $4,230 as of December 31, 2020. The U.S. federal R&D tax credits will begin to expire in 2035, and the state tax credits do not expire and can be carried forward indefinitely.

In accordance with Internal Revenue Code Section 382 (“Section 382”) and Section 383 (“Section 383”), a corporation that undergoes an “ownership change” (generally defined as a cumulative change (by value) of more than 50% in the equity ownership of certain stockholders over a rolling three-year period) is subject to limitations on its ability to utilize its pre-change NOLs and R&D tax credits to offset post-change taxable income and post-change tax liabilities, respectively. The Company’s existing NOLs and R&D credits may be subject to limitations arising from previous ownership changes, and the ability to utilize NOLs could be further limited by Section 382 and Section 383 of the Code. In addition, future changes in the Company’s stock ownership, some of which may be outside of the Company’s control, could result in an ownership change under Section 382 and Section 383 of the Code. The timing and amount of such limitations, if any, has not been determined.

The Company’s intention is to indefinitely reinvest earnings outside the United States. Upon distribution of those earnings in the form of a dividend or otherwise, the Company would be subject to withholding taxes payable to various foreign countries. As of December 31, 2020 and 2019, there was no material cumulative earnings outside the United States due to net operating losses and the Company has no earnings and profits in any jurisdiction, that if distributed, would give rise to a material unrecorded liability.

The Company is subject to taxation and files income tax returns with the U.S. federal government, California, Oregon and China. As of December 31, 2020, the 2017 and 2018 federal returns and 2016 through 2018 state returns are open to exam. The Company’s 2017 and 2018 federal returns are currently under audit by the Internal Revenue Service (“IRS”). The Company is not under any tax audits on its China tax returns. All of the prior year tax returns, from 2015 through 2020, are open under China tax law.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

14.     Income Taxes (cont.)

Uncertain Income Tax Position

The aggregate change in the balance of unrecognized tax benefits for the years ended December 31, is as follows:

	2020	2019
Beginning balance	$2,598	$—
Increase related to current year tax positions	68	2,598
Ending balance	$2,666	$2,598

In accordance with ASC 740-10, Income Taxes — Overall, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. No interest and penalties related to the Company’s unrecognized tax benefits was accrued as of December 31, 2020 and 2019, as the uncertain tax benefit only reduced the net operating losses. The Company does not expect its uncertain income tax positions to have a material impact on its consolidated financial statements within the next twelve months. As of December 31, 2020 and 2019, the realization of uncertain tax positions were not expected to impact the effective rate due to a full valuation allowance on federal and state deferred taxes.

15.     401(k) Savings Plan

The Company maintains a 401(k) savings plan for the benefit of its employees. Employees can defer up to approximately $19 of their compensation, if under 50 for the years ended December 31, 2020 and 2019. Employees 50 or over can defer up to approximately $25 and $26 of their compensation for the years ended December 31, 2020 and 2019, respectively. The Company currently does not make matching contributions to the 401(k) savings plan. All current employees are eligible to participate in the 401(k) savings plan.

16.     Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were available to be issued on April 5, 2021. Other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

Potential Partnership with Geely Holding

In December 2020, the Company entered into a non-binding memorandum of understanding with Zhejiang Geely Holding Group Co., Ltd. (“Geely Holding”), who is also a subscriber in the Private Placement, pursuant to which the parties contemplate a strategic cooperation in various areas including engineering, technology, supply chain, and contract manufacturing.

In January 2021, FF, the JV, a subsidiary of FF, and Geely Holding entered into a cooperation framework agreement and a license agreement that set forth the major commercial understanding of the proposed cooperation among the parties in the areas of potential investment into the JV, engineering, technology and contract manufacturing support. The foregoing framework agreement and the license agreement may be terminated if the parties fail to enter into the joint venture definitive agreement or to close the Merger Agreement (defined below) and related transactions.

First Amendment to the Second Amended and Restated Note Agreement

On January 13, 2021, the Company entered into the First Amendment to the Second Amended and Restated Note Agreement which permitted, among other things, (x) the issuance of First Out Notes to Birch Lake and the

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

16.     Subsequent Events (cont.)

lender in an aggregate principal amount of $1,333 and (y) First Out Subordinated Promissory Notes (collectively, the “First Out Subordinated Note”) to Birch Lake and the lenders in an aggregate principal amount of up to $15,000. The additional First Out Notes issued to Birch Lake and the lenders are on the same terms as the original First Out Notes issued to Birch Lake and the lenders, respectively, except that the First Out Subordinated Notes are senior to the Last Out Notes but junior to the First Out Notes. The First Out Subordinated Notes accrue interest at the same rate of interest as the Senior Convertible Promissory Notes (with respect to First Out Subordinated Notes issued to the lender) and the BL Notes (with respect to First Out Subordinated Notes issued to Birch Lake).

Second Amendment to the Second Amended and Restated Note Agreement

On March 1, 2021, the Company entered into the Second Amendment to the Second A&R Note Agreement which permitted, among other things, the issuance of Priority Last Out Notes to Ares Capital Corporation, Ares Centre Street Partnership, L.P., Ares Credit Strategies Insurance Dedicated Fund Series Interests of the SALI Multi-Series Fund, L.P., and Ares Direct Finance I LP (collectively, the “Ares Entities”) in an aggregate principal amount of up to $85,000. The Priority Last Out Notes issued to the Ares Entities rank junior to the First Out Notes issued to Birch Lake and the Investment Noteholders, respectively, and senior in priority to the Last Out Notes. The Priority Last Out Notes accrue interest at 14% per annum, with no cash payments of interest until the maturity date. In connection with the issuance of the Priority Last Out Notes, the Ares Entities will be issued a six-year warrant to purchase 20bps of New FF’s Class A common stock for $10 per share in agreed form no later than August 11, 2021 or, if earlier, 15 days after consummation of the Business Combination.

Merger Agreement

On January 27, 2021, Property Solutions Acquisition Corp., a Delaware corporation (“PSAC”), entered into an Agreement and Plan of Merger (“Merger Agreement”) by and among PSAC, PSAC Merger Sub, Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands and wholly-owned subsidiary of PSAC (“Merger Sub”), and the Company.

Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving the merger (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”). As a result of the Transactions, the Company will become a wholly-owned subsidiary of PSAC, with the stockholders of the Company becoming stockholders of PSAC, which will be renamed Faraday Future Intelligent Electric, Inc. (“New FF”).

Under the Merger Agreement, the outstanding shares of the Company and the outstanding convertible debt will be converted into a number of shares of new Class A common stock of PSAC following the Transactions and, for FF Top Holdings LLC (“FF Top”), shares of new Class B common stock of PSAC (referred to herein after the Transaction as “New FF common stock”) following the Transactions based on an exchange ratio (the “Exchange Ratio”), the numerator of which is equal to (i) (A) the number of shares of PSAC common stock equal to $2,716 (plus net cash of the Company, less debt of the Company, plus debt of the Company that will be converted into shares of PSAC common stock, plus any additional bridge loan in an amount not to exceed $100,000), (B) divided by ten dollars, minus (ii) an additional 25,000,000 shares which may be issuable to the Company stockholders as additional consideration upon certain price thresholds, and the denominator of which is equal to the number of outstanding shares of the Company, including shares issuable upon exercise of vested options and vested warrants at the Company (in each case assuming cashless exercise) and upon conversion of outstanding convertible notes.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

16.     Subsequent Events (cont.)

Additionally, each option or warrant at the Company that is outstanding immediately prior to the closing of the Merger (and by its terms will not terminate upon the closing of the Merger) will remain outstanding and convert into the right to purchase a number of shares of PSAC Class A common stock equal to the number of ordinary stock of the Company subject to such option or warrant multiplied by the Exchange Ratio at an exercise price per share equal to the current exercise price per share for such option or warrant divided by the Exchange Ratio.

Concurrently with the execution of the Merger Agreement, the Company entered into separate subscription agreements with a number of investors (the “PIPE Investors”); pursuant to which the PIPE investors have agreed to purchase an aggregate of 79,500,000 shares of common stock, for a purchase price of ten dollars per share and at an aggregate purchase prices of $795,000, in a private placement (the “PIPE Financing”).

Note Purchase Agreement

On March 1, 2021, pursuant to the Note Purchase Agreement, the Company entered into a promissory note in favor of certain affiliates of Ares Capital Corporation for an aggregate principal of $55,000. Additionally, the Note Purchase Agreement contains a clause that the Company will issue warrants with an aggregate value of $3,993 to the lender at the earlier of 15 days after the completion of a Qualified SPAC Merger or on or before August 11, 2021. The maturity date for this promissory note is the earliest of (i) March 1, 2022, (ii) if the Qualified SPAC Merger contemplated in the Merger Agreement has not been consummated by July 27, 2021, October 6, 2021, (iii) the occurrence of a change in control, or (iv) the occurrence of an acceleration event, such as a default. The notes bear interest at 14% per annum.

On March 8, 2021, pursuant to the Note Purchase Agreement, the Company executed a promissory note in favor of Birch Lake for a total principal of $5,600. The promissory note matures on the earliest of (i) October 6, 2021, (ii) the consummation of a Qualified SPAC Merger, (iii) the occurrence of a change in control, or (iv) the occurrence of an acceleration event, such as a default. The note bears interest at 15.75% per annum. Additionally, the promissory note contains a liquidation premium that ranges from 42% to 52% depending on timing of settlement with 50% of this premium convertible into equity.

On March 12, 2021, pursuant to the Note Purchase Agreement, the Company executed a promissory note in favor of FF Ventures SPV XI LLC, a third-party investment firm, for an aggregate principal amount of $7,000, receiving net proceeds of $6,440, inclusive of an 8% original issue discount. The promissory note matures on the earliest of (i) October 6, 2021, (ii) the consummation of a Qualified SPAC Merger, (iii) the occurrence of a change in control, or (iv) the occurrence of an acceleration event, such as a default. The note bears interest at 0% per annum. In the event the Company consummates a Qualified SPAC Merger, then an amount equal to 130% of all outstanding principal, accrued and unpaid interest and accrued original issue discount under the notes through (but not including) the date of consummation of the Qualified SPAC Merger will automatically convert into ordinary stock of the SPAC received by Class A ordinary stockholders of the Company and the notes and interest thereon shall no longer be outstanding and shall be deemed satisfied in full and terminated.

Amendment to Trade Receivables Repayment Agreement and Vendor Trust

On March 1, 2021, the Company entered into Amendment No. 6 related to the Trade Receivables Repayment Agreement. See Note 10 Vendor Payables in Trust. The maturity date of the interests in the Vendor Trust was extended to the earliest of (i) October 6, 2021, (ii) the consummation of a Qualified SPAC Merger, (iii) the occurrence of a change of control, and (iv) the occurrence of an acceleration event under certain of the Company’s other secured financing arrangements. The Company will be in default under the Trade Receivables Repayment Agreement if a Qualified SPAC Merger agreement has not been consummated on or before July 27, 2021.

FF Intelligent Mobility Global Holdings Ltd.
Notes to Consolidated Financial Statements
December 31, 2020 and 2019
(in thousands, except share and per share data)

16.     Subsequent Events (cont.)

Amendment to Lease Agreement

On January 27, 2021, the Company extended one of its four capital leases, located in Hanford, California. This agreement extends the lease to January 31, 2028 and authorizes Industrial Realty Group, LLC (“IRG”) to perform certain financial and management advisory services for the Company including an option agreement to purchase shares in the Company. The option is granted to CH Capital Lending, LLC, an affiliate of IRG (“CH Capital”) for an aggregate amount of 2,827,695 Class A Ordinary Stock under the Special Talent Incentive Plan. See Note 13 Stock-Based Compensation. Should the option be exercised, the accrued outstanding rent payments as of December 31, 2020 of $995 shall be deemed paid. In the event that the value of the option is less than the amount of accrued outstanding rent payments owed, the Company will pay IRG the difference in a single cash payment. The base rent will remain at $130 per month subject to a 2% annual increase.